Transamerica Series Trust
Prospectus May 1, 2012
Portfolio	Class

Transamerica Systematic Small/Mid Cap Value VP	Initial and Service
None of the portfolios of Transamerica Series Trust have a ticker symbol.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.
TST0512

Transamerica Systematic Small/Mid Cap Value VP
Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%
Fee waiver and/or expense reimbursement[a]	0.01%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.89%	1.14%
[a]	Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2013, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.89%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	1 year	3 years	5 years	10 years
Initial	$ 91	$ 318	$ 564	$ 1,268
Service	$ 116	$ 364	$ 632	$ 1,397
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 174% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index1, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.
The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
•	Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. To the extent that the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.
•	Currency – The value of the portfolio’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
•	Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the portfolio's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less. Index returns are shown for ten years.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.
The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust.
Prior to March 21, 2011, the fund was named Transamerica Small/Mid Cap Value VP, had a different sub-adviser and used different investment strategies. The performance set forth for the period between May 1, 2002 and March 20, 2011 is attributable to a previous sub-adviser.
Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	06/30/2003	38.10%

	Quarter Ended	Return
Worst Quarter:	09/30/2002	-33.09%
Average Annual Total Returns (periods ended December 31, 2011)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Initial Class	-2.66%	6.05%	9.22%	05/04/1993
Service Class	-2.86%	5.77%	9.69%	05/03/2004
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	-3.36%	-0.58%	7.16%
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Systematic Financial Management L.P.
Portfolio Managers:
Kenneth Burgess, CFA, Portfolio Manager since 2011
Ron Mushock, CFA, Portfolio Manager since 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Portfolio’s Strategies and Investments
The following provides additional information regarding each portfolio’s strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.
Transamerica AEGON Active Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing in assets primarily in a combination of underlying exchange traded funds (“ETFs”).
ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
•		Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% of portfolio assets in ETFs that invest primarily in global equities and 65% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s sub-adviser may increase the equity exposure to approximately 51% or may decrease the equity exposure to 15%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.
•	The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
•	Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AEGON Active Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
•	Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 70% of portfolio assets in global equities and 30% of portfolio assets in U.S. fixed income securities. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s sub-adviser may increase the equity exposure to approximately 86% or may decrease the equity exposure to 50%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.
•	The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AEGON Active Asset Allocation – Moderate VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
•		Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in global equities and 50% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s sub-adviser may increase the equity exposure to approximately 66% or may decrease the equity exposure to 30%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

•	The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures may be implemented and adjusted through transactions in ETFs.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AEGON High Yield Bond VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).
Junk bonds are high risk debt securities rated in below investment grade or determined by the sub-adviser to be of comparable quality.
The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the portfolio’s assets. The “top-down” approach is to adjust the risk profile of the portfolio. The sub-adviser analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the portfolio’s portfolio allocations.
The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, the sub-adviser does a thorough credit analysis of all companies in the portfolio’s portfolio, as well as all potential acquisitions.
Each potential buy and sell candidate is analyzed by the sub-adviser from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.
The sub-adviser may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AEGON Money Market VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing the portfolio’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:
•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. In addition, each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. The portfolio must comply with rules with respect to the portfolio’s weighted average life. The portfolio must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the portfolio’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AEGON U.S. Government Securities VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s assets (plus the amount of any borrowings, if any, for investment purposes) in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:
•	U.S. Treasury obligations
•	Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.
•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
•	Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
•	Investment grade corporate bonds
•	Short-term corporate debt securities
•	Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

•	High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (the weighted average maturity of such obligations will generally range from two to ten years.)
•	High quality money-market securities
•	Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
•	U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)
•	Zero-coupon bonds
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.
The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica AllianceBernstein Dynamic Allocation VP: Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (the “sub-adviser”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.
The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.
The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $675 million to $409.876 billion as of December 31, 2011.
Under normal circumstances, the portfolio will adhere to the following guidelines:
•	Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.
•	Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.
•	Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.
•	Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.
•	Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.
•	Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.
Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities.

The sub-adviser seeks to adjust the portfolio’s allocations to favor investments in those underlying investments that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”)
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income investments. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 65% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s investment adviser may increase equity exposure to approximately 51% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, the investment adviser may elect to allocate fewer assets to equities when it believes it is advisable to do so.
•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
•	The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Investment Adviser may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica Asset Allocation-Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).
•	Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.
•	The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.
•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Investment Adviser may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”)
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income invests. The portfolio intends to achieve a mix over time of approximately 70% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 30% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s investment adviser may increase equity exposure to approximately 86% or may decrease equity exposure to approximately 50%. Notwithstanding the guidelines, the investment adviser may elect to allocate fewer assets to equities when it believes it is advisable to do so.
•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
•	The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Investment Adviser may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica Asset Allocation – Moderate VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”)
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income invests. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 50% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s investment adviser may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the investment adviser may elect to allocate fewer assets to equities when it believes it is advisable to do so.
•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
•	The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Investment Adviser may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica BlackRock Global Allocation VP: The portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund” or the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.
Investors should carefully consider the BlackRock Fund’s investment objective, strategies, risks and expenses before investing in the portfolio. The BlackRock Fund prospectus contains this and other important information. A copy of the BlackRock Fund prospectus is being delivered together with this prospectus, and you should read both prospectuses carefully before investing.
The descriptions of the BlackRock Fund’s objective, strategies and risks contained in this prospectus are based on the BlackRock Fund prospectus. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund prospectus.

The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the portfolio determines that it is in the best interest of the portfolio’s investors to do so. Investment of the portfolio’s assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.
The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.
Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. The Fund may invest in both developed and emerging markets. As of December 31, 2011, the Fund was invested in 42 different countries with approximately 45% of its net assets invested outside the United States. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. The Fund may also invest in nonconvertible debt securities to generate income.
The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor’s (“S&P”) 500 Index; 24% FTSE World Index (Ex-U.S.); 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities, such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the

Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.
BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.
Total investment return is the combination of capital appreciation and investment income.
Transamerica BlackRock Large Cap Value VP: The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily common stock, of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2011, the lowest market capitalization in this group was approximately $1.6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.
The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.
The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that the sub-adviser believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.
In selecting securities for the portfolio from its benchmark universe, the sub-adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The sub-adviser looks for strong relative earnings growth, earnings quality and good relative valuation.
A company’s stock price relative to its earnings and book value, among other factors, is also examined — if the sub-adviser believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, the sub-adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.
Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, the sub-adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings
•	Earnings momentum and growth
•	Weighted median market capitalization of the portfolio
•	Allocation among the economic sectors of the portfolio as compared to the applicable index
•	Weighted individual stocks within the applicable index
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.
Transamerica BlackRock Tactical Allocation VP: The portfolio’s sub-adviser, BlackRock Financial Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying Transamerica funds (the “underlying portfolios”).

•	Under normal circumstances, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.
•	The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.
•	The sub-adviser may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, the sub-adviser selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. The sub-adviser may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.
•	The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.
•	The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios. The sub-adviser may change the portfolio’s asset allocations (consistent with the model) and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the portfolio's net assets (plus the amount of borrowings, if any, for investment purposes) in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. At least 40% of the portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies that include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities. The fund may also invest in preferred stocks.
The sub-adviser uses a disciplined two-step process for constructing the portfolio’s portfolio. First, the sub-adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the sub-adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. The sub-adviser’s valuation process examines several factors, including value and property, capital structure, and management and strategy. The sub-adviser may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. The sub-adviser also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.
The portfolio may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquidity and less predictable earnings. The portfolio does not directly invest in real estate.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.
Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consists of domestic equity and international equity funds, including value funds and small cap funds.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).
In seeking to achieve its investment objective, the portfolio follows the following investment strategies:
•	The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. The sub-adviser believes that identifying positive trends in asset class price patterns is critical to long term investment success. The sub-adviser attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.
•	Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds. These funds may include any mixture of large, medium and small-cap styles and may pursue growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets, and may include ETFs or closed-end funds investing in domestic and non-U.S. government and corporate bonds of any credit rating. Up to 25% of the portfolio’s assets may be invested in each of inverse, leveraged, currency-, commodity- and real estate-related underlying portfolios, and subject to an overall cap of 75% of portfolio assets in aggregate. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.
•	The portfolio uses a tactical and strategic asset allocation strategy. This involves the sub-adviser regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. The sub-adviser may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. The sub-adviser will attempt to capture short-term market opportunities by actively trading the underlying portfolios.
•	The sub-adviser may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If the sub-adviser does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.
It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).
In seeking to achieve its investment objective, the portfolio follows the following investment strategies:
•	The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. The sub-adviser believes that identifying positive trends in asset class price patterns is critical to long term investment success. The sub-adviser attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.
•	Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds. These funds may include any mixture of large, medium and small-cap styles. Under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include ETFs or closed-end funds investing in domestic and non-U.S. government and corporate bonds of any credit rating). Up to 25% of the portfolio’s assets may be invested in each of inverse, leveraged, currency-, commodity- and real estate-related underlying portfolios, and subject to an overall cap of 75% of portfolio assets in aggregate. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.
•	The portfolio uses a tactical and strategic asset allocation strategy. This involves the sub-adviser regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. The sub-adviser may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. The sub-adviser will attempt to capture short-term market opportunities by actively trading the underlying portfolios.
•	The sub-adviser may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If the sub-adviser does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.
It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).
In seeking to achieve its investment objective, the portfolio follows the following investment strategies:
•	The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. The sub-adviser believes that identifying positive trends in asset class price patterns is critical to long term investment success. The sub-adviser attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.
•	Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds. These funds may include any mixture of large, medium and small-cap styles and may pursue growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include ETFs or closed-end funds investing in domestic and non-U.S. government and corporate bonds of any credit rating). Up to 25% of the portfolio’s assets may be invested in each of inverse, leveraged, currency-, commodity- and real estate-related underlying portfolios, and subject to an overall cap of 75% of portfolio assets in aggregate. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.
•	The portfolio uses a tactical and strategic asset allocation strategy. This involves the sub-adviser regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. The sub-adviser may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. The sub-adviser will attempt to capture short-term market opportunities by actively trading the underlying portfolios.
•	The sub-adviser may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If the sub-adviser does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.
It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
Transamerica Hanlon Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).
In seeking to achieve its investment objective, the portfolio follows the following investment strategies:
•	The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. The sub-adviser believes that identifying positive trends in asset class price patterns is critical to long term investment success. The sub-adviser attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.
•	Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include ETFs or closed end funds investing in domestic and non-U.S. government and corporate bonds of any credit rating including junk bonds). Up to 25% of the portfolio’s assets may be invested in each of inverse, leveraged bond and currency-related underlying portfolios, and subject to an overall cap of 50% of portfolio assets in aggregate. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.
•	The portfolio uses a tactical and strategic asset allocation strategy. This involves the sub-adviser regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. The sub-adviser may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. The sub-adviser will attempt to capture short-term market opportunities by actively trading the underlying portfolios.
•	The sub-adviser may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If the sub-adviser does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.
It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), may increase equity exposure to approximately 50% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.
ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of equity markets, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), may increase equity exposure to approximately 65% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.
ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), may increase equity exposure to approximately 90% or may decrease equity exposure to approximately 55%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.
•	The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (the “underlying portfolios”).
•	Under normal circumstances, the portfolio expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.
•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.
•	The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.
•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio’s investment adviser, Transamerica Asset Management, Inc. (the “Investment Adviser”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Investment Adviser may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Transamerica Janus Balanced VP: The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-50% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 5-15% in international equities. The portfolio will, in aggregate, have no more than 5% in real estate investment trusts, emerging market equities, emerging market fixed income, and high yield debt (commonly known as “junk bonds”).
In choosing investments for the portfolio, the portfolio managers apply a “bottom up” approach with one portfolio manager focusing on the equity portion of the portfolio and the other portfolio manager focusing on the fixed-income portion of the portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if investment in that company is consistent with the portfolio’s investment policies. The portfolio managers share day-to-day responsibility for the portfolio’s investments.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash.

Transamerica Jennison Growth VP: The portfolio’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 65% of the portfolio’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio’s investments. The sub-adviser looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:
•	superior absolute and relative earnings growth
•	above average revenue and earnings per share growth
•	sustainable or improving profitability
•	strong balance sheets
In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500® Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:
•	strong market position with a defensible franchise
•	unique marketing competence
•	strong research and development leading to superior new product flow
•	capable and disciplined management
Such companies generally trade at high prices relative to their current earnings.
The portfolio may invest up to 20% of its assets in the securities of foreign issuers.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Core Bond VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)
•	Asset-backed securities
•	Commercial Mortgage Backed Securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent it may invest in:
•	U.S. dollar-denominated foreign bonds

•	Short-term securities, including agency discount notes, commercial paper and money market funds
The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio’s average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio’s portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.
The sub-adviser analyzes four major factors in managing and constructing the portfolio’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:
•	Research – The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.
•	Valuation – The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.
•	Stock Selection – The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
•	High potential reward compared to potential risk
•	Temporary mispricings caused by market overreactions
The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:
•	U.S. government securities

•	Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
•	Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
•	Repurchase agreements
•	Short-term bonds and notes with remaining maturities of 13 months or less
The portfolio may use index futures to equitize cash.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Mid Cap Value VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued.
The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser may use derivatives to hedge various market risks or to increase the portfolio’s income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Tactical Allocation VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes. Generally, the portfolio will strategically allocate its assets as follows: 20% of portfolio assets in U.S. equity securities, 5% of portfolio assets in foreign equity securities, and 75% of portfolio assets in U.S. core bond securities. The portfolio will primarily hold separate equity and fixed income securities as well as 10% allocation to mutual funds advised by the sub-adviser.
In addition to the strategic asset allocation, the portfolio utilizes a risk-controlled tactical asset allocation strategy designed to generate additional return by over/underweighting asset classes that the sub-adviser believes are poised to appreciate/depreciate. The tactical asset allocation process incorporates quantitative models that measure the relative attractiveness of different equity and bond markets around the world with the fundamental views of a group of senior investors. The tactical positions are typically implemented using futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (e.g., emerging markets equity, high yield bonds, real estate investment trusts (“REITs”), emerging markets debt). The combined position size for U.S. REITs and International REITs shall not exceed 5% at time of purchase. The combined positions size for emerging markets equity and emerging markets debt shall not exceed 5% at time of purchase.
Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Legg Mason Dynamic Allocation - Balanced VP: Under normal circumstances, the portfolio’s sub-adviser, Legg Mason Global Asset Allocation, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indices and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below and manages the portfolio’s cash and short-term instruments.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation
The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 50% in equity ETFs and 50% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 45% of its net assets in equity ETFs and 55% of its net assets in fixed income ETFs to 55% of its net assets in equity ETFs and 45% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The Portfolio may enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management
The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative portfolio performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive portfolio performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative portfolio performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility levels, and the portfolio’s underlying volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of ETFs and other liquid securities. In response to certain levels of positive portfolio performance, the portfolio may purchase more equity ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the portfolio will reverse this process, sell short-term defensive instruments and purchase equity ETFs and fixed income ETFs in accordance with the portfolio’s Target Allocation.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.

Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. The portfolio initially will invest up to 1.5% of its net assets in premiums paid on options and/or initial margin on futures contracts. However, the portfolio may invest up to 7% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements, money market instruments and money market funds. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
Transamerica Legg Mason Dynamic Allocation - Growth VP: Under normal circumstances, the portfolio’s sub-adviser, Legg Mason Global Asset Allocation, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indices and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below and manages the portfolio’s cash and short-term instruments.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation
The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 70% in equity ETFs and 30% in fixed income ETFs that are not money market funds (“fixed income ETFs”). While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 65% of its net assets in equity ETFs and 35% of its net assets in fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management
The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative portfolio performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive portfolio performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative portfolio performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility levels, and the portfolio’s underlying volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of ETFs and other liquid securities. In response to certain levels of positive portfolio performance, the portfolio may purchase more equity ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the portfolio will reverse this process, sell short-term defensive instruments and purchase equity ETFs and fixed income ETFs in accordance with the portfolio’s Target Allocation.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. The portfolio initially will invest up to 1.5% of its net assets in premiums paid on options and/or initial margin on futures contracts. However, the portfolio may invest up to 10% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 10% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 10% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.
Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements, money market instruments and money market funds. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
Transamerica Madison Balanced Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes and is expected to be within the following ranges:

0% to 5%	money market funds;
29% to 70%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
30% to 66%	equity securities (e.g., U.S. stock funds);
0% to 15%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by the sub-adviser. The sub-adviser may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:
•	Asset allocation optimization analysis – This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
•	Scenario analysis – This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.
•	Fundamental analysis – This approach draws upon the sub-adviser’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
The portfolio’s composite benchmark consists of the following: 38% Russell 1000 Index; 10% Morgan Stanley Capital International – Europe, Australasia, Far East Index, 2% Russell 2000 Index and 50% Barclays U.S. Aggregate Bond Index.
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets. Under normal circumstances, the portfolio will, through its investments in underlying portfolios, hold at least 25% of its assets in non-convertible fixed-income securities.
The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. In addition, the sub-adviser has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Conservative Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:

0% to 5%	money market funds;
39% to 90%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
10% to 46%	equity securities (e.g., U.S. stock funds);
0% to 11%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by the sub-adviser. The sub-adviser may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:
•	Asset allocation optimization analysis – This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
•	Scenario analysis – This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.
•	Fundamental analysis – This approach draws upon the sub-adviser’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
The portfolio’s composite benchmark consists of the following: 23% Russell 1000 Index; 6% Morgan Stanley Capital International – Europe, Australasia, Far East Index; 1% Russell 2000 Index and 70% Barclays U.S. Aggregate Bond Index.
The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets.
The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 46% or may decrease equity exposure to approximately 10%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity underlying portfolio when it believes it is advisable to do so. In addition, the sub-adviser has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc., the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Diversified Income VP: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and price stocks and bonds. Equity securities are chosen based on the size and growth potential of their dividends. Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s assets. Stocks (common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s assets. The portfolio does not intend to hold real estate or high yield securities.

The balance between the two strategies of the portfolio — i.e., fixed income investing and equity investing — is generally targeted at 60% fixed income and 40% equity, but is ultimately determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its assets when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Large Cap Growth VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in common stocks of larger companies.
Under normal circumstances, the portfolio invests at least 80% of its assets in securities of large cap stocks. The sub-adviser generally defines large cap stocks as stocks with market capitalization of the companies in the Russell 1000® Growth Index or larger. The median market capitalization of companies represented in the index was $5.574 billion as of December 31, 2011. The portfolio seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a “growth” approach. The portfolio will normally diversify its holdings among various industries and among companies within those industries. The portfolio may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”) of emerging market securities.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies. The portfolio has an active trading strategy which will lead to more portfolio turnover than a more passively-managed portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Madison Moderate Growth Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying mutual funds advised by the sub-adviser and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following range:
0% to 5%	money market funds;
14% to 55%	debt securities (e.g., bond funds and convertible bond funds);
0% to 5%	below-investment grade debt securities (e.g., high income funds);
45% to 81%	equity securities (e.g., U.S. stock funds);
0% to 18%	foreign securities (e.g., international stock and bond funds); and
0% to 5%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).
Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by the sub-adviser. The sub-adviser may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:
•	Asset allocation optimization analysis – This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.
•	Scenario analysis – This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.

•	Fundamental analysis – This approach draws upon the sub-adviser’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.
The portfolio’s composite benchmark consists of the following: 49% Russell 1000 Index; 13% Morgan Stanley Capital International – Europe, Australasia, Far East Index; 3% Russell 2000 Index and 35% Barclays U.S. Aggregate Bond Index.
The portfolio’s allocations to high yield bonds will normally not exceed 5% of the portfolio’s assets.
The portfolio is subject to volatility guidelines. Based on these guidelines and the level of volatility of the equity markets, the sub-adviser may increase equity exposure to approximately 81% or may decrease equity exposure to approximately 45%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. In addition, the sub-adviser has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.
Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc., the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.
It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MFS International Equity VP: The portfolio’s sub-adviser, MFS® Investment Management (the “sub-adviser”), seeks to achieve the portfolio’s objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.
The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.
In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The sub-adviser may invest the portfolio’s assets in companies of any size.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), primarily invests the portfolio’s assets, under normal circumstances, in accordance with region, country, sector and industry weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.
The sub-adviser utilizes a “top-down” approach that emphasizes region, country, sector and industry selection and weighting rather than individual stock selection. The sub-adviser seeks to capitalize on the significance of region, country, sector and industry selection in international equity portfolio returns by over and underweighting regions, countries, sectors and industries based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.
When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.
The sub-adviser analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International - Europe, Australasia, Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.
The sub-adviser views each region, country, sector and industry as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. The sub-adviser — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, the sub-adviser will invest in “baskets” of common stocks and other equity securities in an effort to broadly track the performance of that region, country sector or industry. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.
The sub-adviser may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Capital Growth VP: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).
The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depository receipts, ETFs and other specialty securities having equity features. The portfolio may invest in privately placed securities.
The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Mid-Cap Growth VP: The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the portfolio's assets (plus the amount of any borrowings, if any, for investment purposes) in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $107.3 million and $19.2 billion.
The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.
The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured investments and forward foreign currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The sub-adviser may invest up to 25% of the portfolio's assets in securities of foreign companies, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated by U.S. dollars or in currencies other than U.S. dollars.
The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depository receipts, ETFs and other specialty securities having equity features.
The portfolio may invest in privately placed securities.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).
In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs. To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced VP: The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio.
The portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).
•	Equity component – The equity sub-adviser seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the portfolio’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi Managed Large Cap Core VP: The portfolio co-sub-advised by Morgan Stanley Investment Management Inc. (the “growth sub-adviser”) and Invesco Advisers, Inc. (the “value sub-adviser”). The growth sub-adviser manages the growth component of the portfolio and the value sub-adviser manages the portfolio’s value component. Under normal circumstances, the portfolio invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-advisers believe have strong free cash flow and earnings growth potential or are undervalued. The sub-advisers emphasize individual security selection.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets will take into account derivative or synthetic instruments or other positions that, in the judgment of the respective sub-adviser have economic characteristics similar to the applicable category of investments.
The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).
The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. Each sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The portfolio may invest in privately placed securities.
The portfolio spans both growth and value styles of investing, and is managed by two separate sub-advisers, a growth team at the growth sub-adviser and a value team at the value sub-adviser. Both inflows and outflows will be allocated equally between the two investment styles. In addition, the growth sub-adviser will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.
•	Growth – The growth sub-adviser team seeks capital appreciation by investing primarily in established and emerging companies.
The growth sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The growth sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The growth sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
•	Value – The value sub-adviser emphasizes a value style of investing seeking well-established, undervalued companies believed by the value sub-adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the value sub-adviser’s assessments of the capital growth and income potential of such securities materially change.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Real Return TIPS VP: The portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Treasury Inflation Indexed Securities (also referred to as Treasury Inflation Protected Securities or “TIPS”) of varying maturities. TIPS may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in TIPS may be invested in other types of “Fixed Income Instruments”, which include bonds, debt securities and other similar instruments by various U.S. and non-U.S. public- or private-sector entities.
Inflation protected indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (“CPIU”) as the inflation measure. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this portfolio normally varies within three years (plus or minus) of the duration of the Barclays U.S. Treasury Inflation Protected Securities Index, as calculated by the sub-adviser, which as of December 31, 2011 was 7.15 years. Additional inflation protected investments may include inflation indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed-income securities, including corporate bonds and notes, asset backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities.
The sub-adviser invests the portfolio’s assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.
The portfolio may invest , without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and any other restrictions described in the portfolio's prospectus or SAI. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debts securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2011, was 4.98 years.
The sub-adviser invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may engage in short sales. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica ProFund UltraBear VP: The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the “Index” for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark.
The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Standard & Poor’s 500® Index (the “Index”). Cash balances arising from the use of derivatives will typically be held in money market instruments.
The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2012, the Index included companies with capitalizations between $1.48 billion and $422.37 billion. The average capitalization of the companies comprising the Index was approximately $24.96 billion.
The portfolio is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The portfolio is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.
The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of the investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of proving certain benefits selected by the investor. The portfolio may not perform as intended.
The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.
•	Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
•	Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
•	Futures Contracts – A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
•	Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.
At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, inverse exposure will need to be increased.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money if the Index performance is flat over time, and it is possible that the portfolio will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
Transamerica Systematic Small/Mid Cap Value VP: The portfolio’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index, which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.
The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.
The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings, if any, for investment purposes) in small-cap growth companies.
Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $39.28 million to $3.998 billion as of December 31, 2011, but the range will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.
The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. The sub-adviser believes this broad diversification should minimize the effects of individual security selection on portfolio performance.
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
The sub-adviser uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics the sub-adviser considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings and sales growth, capital usage, and earnings quality. The sub-adviser also considers portfolio risk characteristics in the process of portfolio construction.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.
The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Third Avenue Value VP: The portfolio’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s assets in common stocks of U.S. and non-U.S. issuers.
The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.
The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.
The sub-adviser seeks to invest the portfolio’s assets in attractive equity investments, which generally exhibit four essential characteristics:
•	Strong Finances – the issuing company has a strong financial position, as evidenced by high-quality assets and conservative levels of significant liabilities.
•	Competent Management – the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
•	Understandable Business – comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
•	Discount to Private Market Value – the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.
The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities (commonly known as “junk bonds”) and other types of debt securities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
The portfolio is a non-diversified portfolio.
Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.
The portfolio’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The sub-adviser continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.
The portfolio’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.
The sub-adviser continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

More on the Risks of Investing in the Portfolios
The value of your investment in a portfolio changes with the values of that portfolio’s investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each portfolio as described at the front of the prospectus, as well as certain other risks. There is no guarantee that a portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a portfolio.
Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.
Active Trading: Certain portfolios are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.
Bank Obligations: To the extent a portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. To the extent that the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.
Commodities: Because a portfolio may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a portfolio invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the portfolio will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a portfolio’s sub-adviser.
Conflicts of Interest: TAM and its affiliates are engaged in a variety of businesses and have interests other than that of managing the portfolios. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the portfolios and their shareholders.

The performance of certain portfolios may impact the financial exposure of the Transamerica insurance companies under guarantees that those companies provide as issuers of variable insurance contracts. TAM’s investment decisions may be influenced by this. For example, the Transamerica insurance companies may benefit if the portfolio is managed or designed in a more conservative fashion to help reduce potential losses.
TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. In addition, TAM and the sub-adviser may have an incentive to allocate the fund of fund’s assets to those funds for which the fees paid to TAM or the sub-adviser are higher than the fees paid by other underlying funds or to those funds for which the sub-adviser serves as adviser.
TAM may have a financial incentive to propose certain changes to the portfolios. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a portfolio having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit greater volatility than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.
Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.
Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a portfolio fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which a portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A portfolio is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A portfolio is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Currency: The value of a portfolio’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolio.
Currency Hedging: A portfolio may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. These instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.
Derivatives: Derivatives involve special risks and costs and may result in losses to a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase portfolio volatility. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a portfolio than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the portfolio. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
When a portfolio enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the portfolio’s exposure to loss, however, and the portfolio will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the portfolio’s derivative exposure. If the segregated assets represent a large portion of the portfolio’s portfolio, this may impede portfolio management or the portfolio’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that a large portion of a portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Dynamic Risk Management Strategy: In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in ETFs and other liquid securities. During periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs. Therefore, selling shares of ETFs during periods of market volatility may result in greater losses. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance.
Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign securities risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a portfolio fall, the value of your investment in the portfolio will decline.
Event Risk Management Strategy: The Event Risk Management strategy may involve entering into transactions involving options and futures that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the portfolio holding options and futures positions that take contradictory view on market movements. The costs of purchasing and selling these instruments may reduce the portfolio’s return. The portfolio may not be able to close out a position at the desired time or price.
Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. A portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Expenses: Your actual costs of investing in a portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Extension: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Focused Investing: To the extent a portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Securities: Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Industry Concentration: Certain funds may concentrate their investments in specific industry. Concentration in a particular industry subjects a portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Interest Rate: When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a portfolio, and the portfolio’s yield, may decline.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate: The interest rates on short-term obligations held in a money market portfolio’s portfolio will vary, rising or falling with short-term interest rates generally. The money market portfolio’s yield will tend to lag behind general changes in interest rates.
The ability of the money market portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when an inverse underlying portfolio’s target index rises— a result that is the opposite from traditional funds.
Inverse Correlation - Transamerica ProFund UltraBear VP: Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.
Investments by Asset Allocation Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, each separate series of Transamerica Funds, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, and Transamerica Madison Moderate Growth Allocation VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in underlying series of Transamerica Series Trust and may own a significant portion of the shares of an underlying portfolio.
Transactions by the Asset Allocation Funds may be disruptive to the management of an underlying portfolio. An underlying portfolio may experience large redemptions or investments due to transactions in portfolio shares by the Asset Allocation Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying portfolio's performance. In the event of such redemptions or investments, an underlying portfolio could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying portfolio's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds own a substantial portion of an underlying portfolio's shares, a large redemption by an Asset Allocation Fund could cause actual expenses to increase, or could result in the underlying portfolio's current expenses being allocated over a smaller asset base, leading to an increase in the underlying portfolio's expense ratio. Redemptions of underlying portfolio shares could also accelerate the realization of taxable capital gains in an underlying portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund purchases, redeems, or owns a substantial portion of an underlying portfolio's shares.
When possible, TAM and/or the subadviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Leveraging: The value of your investment may be more volatile to the extent the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. A portfolio may enter into certain transactions, including reverse repurchase agreements and sale-buybacks, that can be viewed as constituting a form of borrowing by the portfolio.
Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, the portfolio's investments may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio.
Manager: The investment adviser or sub-adviser to each portfolio actively manages the portfolio’s investments. Consequently, a portfolio is subject to the risk that the methods and analyses employed by the investment adviser or sub-adviser in this process may not produce the desired results. This could cause a portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market prices of the portfolio’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The portfolio may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Non-Diversification: A portfolio that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in fewer issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers.
Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
Portfolio Turnover: Daily rebalancing of portfolio holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. High levels of transactions increase portfolio brokerage costs and may result in increased taxable capital gains.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a portfolio holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a portfolio would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a portfolio’s net asset value. In addition, if a portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a portfolio invests REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets

•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
Redemption: A money market portfolio may experience periods of heavy redemptions that could cause the money market portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the money market portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the money market portfolio could have an adverse impact on the remaining shareholders in the money market portfolio. If the money market portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the money market portfolio's ability to maintain a stable $1.00 share price may be affected. In addition, the money market portfolio may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a portfolio’s ability to dispose of the underlying securities may be restricted.
Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.
Securities Lending: Each portfolio, except as noted below, and each of the Asset Allocation Funds, may lend securities to other financial institutions that provide cash or other securities as collateral. When a portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a portfolio.
Transamerica AEGON Money Market VP does not participate in securities lending.
Subsidiary: By investing in the Subsidiary, the portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and will be subject to the same risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The portfolio relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small- and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the composition of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to meet the 10% requirement, the portfolio may be disqualified as a RIC, which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC, shareholders of the portfolio could realize significantly diminished returns from their investment in the portfolio. In the alternative, the portfolio may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.
Underlying Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
Underlying Exchange Traded Funds: Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Guidelines: Certain portfolios are subject to volatility guidelines. These guidelines require that the amount of exposure to the equity markets of the portfolio be based, in part, on the level of volatility of the equity markets. Under the guidelines, as a general rule, higher market volatility leads to lower levels of equity exposure while lower market volatility leads to higher levels of equity exposure. The guidelines are intended to reduce the overall risk of investing in the portfolio but may not work as intended. The guidelines may result in periods of underperformance and may limit the portfolio’s ability to participate in rising markets. The guidelines also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate the provision of those guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility guidelines.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield: A money market portfolio invests in short-term money market instruments. As a result, the amount of income received by the money market portfolio will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the money market portfolio's expenses could absorb all or a significant portion of the money market portfolio's income, and, if a money market portfolio's expenses exceed the money market portfolio's income, a money market portfolio may be unable to maintain its $1.00 share price. If interest rates increase, a money market portfolio's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a money market portfolio's yield. Under these new regulations, the money market portfolio may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.
Zero Coupon Bonds: Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Shareholder Information
Investment Adviser
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust. It oversees the operation of Transamerica Series Trust by its officers. It also reviews the management of each portfolio’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Series Trust is contained in the Statement of Additional Information (“SAI”).
Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Series Trust. TAM is responsible for the day-to-day management of Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP. For each of the other portfolios, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each portfolio’s sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each portfolio. These fees are calculated on the average daily net assets of each portfolio.
TAM has been a registered investment adviser since 1996. As of December 31, 2011, TAM has approximately $49.12 billion in total assets under management.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.
Each portfolio may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1)	employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the Order, each portfolio has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Advisory Fees Paid for the Fiscal Year Ended December 31, 2011
Each portfolio paid the following advisory fee as a percentage of its average daily net assets:
Name of Portfolio	Advisory Fee
Transamerica AEGON High Yield Bond VP	0.64%
Transamerica AEGON Money Market VP	0.13%
Transamerica AEGON U.S. Government Securities VP	0.55%
Transamerica AllianceBernstein Dynamic Allocation VP	0.75%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica BlackRock Global Allocation VP	0.00%*
Transamerica BlackRock Large Cap Value VP	0.74%

Name of Portfolio	Advisory Fee
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.78%
Transamerica Efficient Markets VP	0.41%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.89%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Income VP	0.90%
Transamerica Index 35 VP	0.31%
Transamerica Index 50 VP	0.29%
Transamerica Index 75 VP	0.29%
Transamerica Index 100 VP	0.28%
Transamerica International Moderate Growth VP	0.10%
Transamerica Janus Balanced VP	0.84%
Transamerica Jennison Growth VP	0.70%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.72%
Transamerica JPMorgan Mid Cap Value VP	0.82%
Transamerica JPMorgan Tactical Allocation VP	0.72%
Transamerica MFS International Equity VP	0.90%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Capital Growth VP	0.79%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi-Managed Balanced VP	0.75%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.62%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Systematic Small/Mid Cap Value VP	0.79%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica WMC Diversified Growth VP	0.71%
Transamerica WMC Diversified Growth II VP	0.00%
*	TAM currently waives its investment advisory fee.
As of the date of this prospectus, Transamerica AEGON Active Asset Allocation – Conservative VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.55% of the first $50 million; 0.53% over $50 million up to $250 million; 0.51% in excess of $250 million.
As of the date of this prospectus, Transamerica AEGON Active Asset Allocation – Moderate Growth VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.55% of the first $50 million; 0.53% over $50 million up to $250 million; 0.51% in excess of $250 million.
As of the date of this prospectus, Transamerica AEGON Active Asset Allocation – Moderate VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.55% of the first $50 million; 0.53% over $50 million up to $250 million; 0.51% in excess of $250 million.
As of the date of this prospectus, Transamerica Legg Mason Dynamic Allocation - Balanced VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.58% of the first $350 million; 0.56% over $350 million up to $750 million; 0.53% over $750 million up to $1.5 billion; 0.51% in excess of $1.5 billion.
As of the date of this prospectus, Transamerica Legg Mason Dynamic Allocation - Growth VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.60% of the first $250 million; 0.57% over $250 million up to $750 million; 0.54% over $750 million up to $1 billion; 0.53% over $1 billion up to $1.5 billion; 0.52% in excess of $1.5 billion.
As of the date of this prospectus, Transamerica Madison Balanced Allocation VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.15% of the portfolio’s average daily net assets.

As of the date of this prospectus, Transamerica Madison Conservative Allocation VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.15% of the portfolio’s average daily net assets.
As of the date of this prospectus, Transamerica Madison Diversified Income VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.75% of the portfolio’s average daily net assets.
As of the date of this prospectus, Transamerica Madison Large Cap Growth VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.80% of the portfolio’s average daily net assets.
As of the date of this prospectus, Transamerica Madison Moderate Growth Allocation VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.15% of the portfolio’s average daily net assets.
As of the date of this prospectus, Transamerica PIMCO Real Return TIPS VP had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; 0.60% over $750 million up to $1 billion; 0.55% in excess of $1 billion.
Advisory Fee Changes During the Fiscal Year
Transamerica Janus Balanced VP: Effective August 18, 2011, the advisory fee is 0.73% of the first $250 million; 0.70% over $250 million up to $500 million; 0.675% over $500 million up to $1 billion; 0.65% in excess of $1 billion. Prior to August 18, 2011, the advisory fee was 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion.
Transamerica JPMorgan Tactical Allocation VP: Effective May 1, 2011, the advisory fee is 0.70% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million. Prior to May 1, 2011, the advisory fee was 0.75% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million.
A discussion regarding the Board of Trustees’ approval of each portfolio’s investment advisory agreement is available in each portfolio’s semi-annual report for the period ended June 30, 2011, except for Transamerica Legg Mason Dynamic Allocation - Balanced VP and Transamerica Legg Mason Dynamic Allocation - Growth VP, which will be available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2012.

Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective portfolio, each sub-adviser shall make investment decisions, buy and sell securities for the portfolio, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).
Each sub-adviser receives compensation from TAM.
Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica AEGON Active Asset Allocation – Conservative VP	AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Transamerica AEGON Active Asset Allocation – Moderate VP
Transamerica AEGON High Yield Bond VP
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica Efficient Markets VP
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP

Transamerica AllianceBernstein Dynamic Allocation VP	AllianceBernstein L.P.	1345 Avenue of the Americas New York, NY 10105

Transamerica BlackRock Tactical Allocation VP	BlackRock Financial Management, Inc.	55 East 52nd Street New York, NY 10055
Transamerica Multi-Managed Balanced VP

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455

Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC	201 King of Prussia Road Suite 600 Radnor, PA 19087

Transamerica Hanlon Balanced VP	Hanlon Investment Management, Inc.	3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Income VP

Transamerica Multi Managed Large Cap Core VP	Invesco Advisers, Inc.	1555 Peachtree St. NE Atlanta, GA 30309

Transamerica Janus Balanced VP	Janus Capital Management LLC	151 Detroit Street Denver, CO 80206

Transamerica Jennison Growth VP	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Multi-Managed Balanced VP

Transamerica Legg Mason Dynamic Allocation - Balanced VP	Legg Mason Global Asset Allocation, LLC	620 Eighth Avenue New York, NY 10018
Transamerica Legg Mason Dynamic Allocation - Growth VP	Sub-sub-adviser: Western Asset Management Company	385 East Colorado Boulevard Pasadena, CA 91101

Transamerica Madison Balanced Allocation VP	Madison Asset Management, LLC	550 Science Drive Madison, WI 53711
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Madison Large Cap Growth VP
Transamerica Madison Moderate Growth Allocation VP

Transamerica MFS International Equity VP	MFS ® Investment Management	500 Boylston Street Boston, MA 02116

Transamerica Morgan Stanley Active International Allocation VP	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi Managed Large Cap Core VP

Transamerica PIMCO Real Return TIPS VP	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660
Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP	ProFund Advisors LLC	7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica Third Avenue Value VP	Third Avenue Management LLC	622 Third Avenue 31st Floor New York, NY 10017

Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202

Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210
Transamerica WMC Diversified Growth II VP

Further Information About Each Sub-adviser
AEGON USA Investment Management, LLC, a subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2011, AEGON USA Investment Management, LLC has approximately $112.8 billion in total assets under management.
AllianceBernstein L.P., a subsidiary of AXA, has been a registered investment adviser since 1971. As of December 31, 2011, AllianceBernstein L.P. has approximately $406 billion in total assets under management.
BlackRock Financial Management, Inc. , a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1995. As of December 31, 2011, BlackRock, Inc. had approximately $3.51 trillion in total assets under management.
BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2011, BlackRock, Inc. has approximately $3.51 trillion in total assets under management.
CBRE Clarion Securities LLC, a subsidiary of CBRE Group, Inc., has been a registered investment adviser since 1969*. As of December 31, 2011, CBRE Clarion Securities LLC has approximately $19.6 billion in total assets under management.
*Predecessor firm
Hanlon Investment Management, Inc., has been a registered investment adviser since 2001. As of December 31, 2011, Hanlon Investment Management, Inc. has approximately $3.01 billion in total assets under management.
Invesco Advisers, Inc., a subsidiary of Invesco, Ltd., has been a registered investment adviser since 1976. As of December 31, 2011, Invesco Advisers, Inc. has approximately $625.3 billion in total assets under management.
Janus Capital Management LLC, a direct subsidiary of Janus Capital Group, Inc., together with its predecessors, has served as an investment adviser since 1969. Janus Capital Management LLC currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. As of December 31, 2011, Janus Capital Group, Inc. has approximately $148.2 billion in total assets under management.
Jennison Associates LLC is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2011, Jennison Associates LLC has approximately $135 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2011, J.P. Morgan Investment Management Inc. and its affiliates has $1.336 trillion in assets under management.
Legg Mason Global Asset Allocation, LLC, a subsidiary of Legg Mason, Inc., has been a registered investment adviser since 2006. As of December 31, 2011, Legg Mason Global Asset Allocation, LLC has approximately $4.8 billion in total assets under management.
Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., has been a registered investment adviser since 2004. As of December 31, 2011, Madison Asset Management, LLC has approximately $6 billion in total assets under management. Madison Investment Holdings, Inc. and its affiliates had approximately $15 billion in total assets under management.
MFS® Investment Management, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. ( a diversified financial services company), has been a registered investment adviser since 1969. MFS® Investment Management and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2011, MFS® Investment Management and its affiliates had approximately $251 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2011, Morgan Stanley Investment Management Inc. has approximately $287.4 billion in total assets under management.
Pacific Investment Management Company LLC, a majority-owned subsidiary of Allianz Asset Management (with minority interests held by PIMCO Partners, LLC and certain officers of Pacific Investment Management Company LLC), has been a registered investment adviser since 1971. As of December 31, 2011, Pacific Investment Management Company LLC has approximately $1,357 billion in total assets under management.

ProFund Advisors LLC has been a registered investment adviser since 1997. As of December 31, 2011, ProFund Advisors LLC has approximately $3.47 billion in total assets under management.
Systematic Financial Management L.P., a subsidiary of Affiliated Managers Group, has been a registered investment adviser since 1982. As of December 31, 2011, Systematic Financial Management L.P. has approximately $11 billion in total assets under management.
T. Rowe Price Associates, Inc., a wholly owned subsidiary of T. Rowe Price Group, Inc. has been a registered investment adviser since 1937. As of December 31, 2011, T. Rowe Price Associates, Inc. and its affiliates managed approximately $489.5 billion in total assets under management.
Third Avenue Management LLC, a subsidiary of Affiliated Managers Group, Inc., has been a registered investment adviser since 1986. As of December 31, 2011, Third Avenue Management LLC has approximately $11.1 billion in total assets under management.
Wellington Management Company, LLP , a Massachusetts limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company, LLP and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management Company, LLP had investment management authority with respect to approximately $651 billion in assets.
Western Asset Management Company, a subsidiary of Legg Mason, Inc., has been a registered investment adviser since 1971. As of December 31, 2011, Western Asset Management Company had investment management authority with respect to approximately $443 billion in assets.

Portfolio Manager(s)
Each portfolio is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each portfolio they manage.
Transamerica AEGON Active Asset Allocation – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank

Name	Sub-Adviser	Positions Over Past Five Years
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica AEGON Active Asset Allocation – Moderate VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica AEGON High Yield Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with AEGON USA Investment Management, LLC since 2007; Senior Research Analyst since 2003
Bradley J. Beman, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with AEGON USA Investment Management, LLC since 1997; Chief Investment Officer since 2011; Director – Public High Yield (1997 – present)
Benjamin D. Miller, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with AEGON USA Investment Management, LLC since 2006
Jim Schaeffer	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

Transamerica AEGON U.S. Government Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Greg Haendel, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio with AEGON USA Investment Management, LLC since 2011; Portfolio Manager of the portfolio with Transamerica Investment Management, LLC from 2003 – 2011
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Doug Weih	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009
Transamerica AllianceBernstein Dynamic Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Daniel Loewy, CFA	AllianceBernstein L.P.	Portfolio Manager of the portfolio since 2010; Employee of AllianceBernstein L.P. since 1996; Co-CIO and Research Director for AllianceBernstein L.P.’s Dynamic Asset Allocation strategies
Seth Masters	AllianceBernstein L.P.	Portfolio Manager of the portfolio since 2010; From 2008 until 2010, Employee of AllianceBernstein L.P. since 1991; Partner; CIO of Asset Allocation and Bernstein Global Wealth Management ___
Transamerica Asset Allocation – Conservative VP
Name	Adviser	Positions Over Past Five Years
Todd R. Porter, CFA	Transamerica Asset Management, Inc.	Portfolio Manager of the portfolio since 2012; Portfolio Construction Consultant of the portfolio from 2002 – 2005 and Portfolio Manager of the portfolio from 2005 – 2006 with Morningstar Associates, LLC
Transamerica Asset Allocation – Growth VP
Name	Adviser	Positions Over Past Five Years
Todd R. Porter, CFA	Transamerica Asset Management, Inc.	Portfolio Manager of the portfolio since 2012; Portfolio Construction Consultant of the portfolio from 2002 – 2005 and Portfolio Manager of the portfolio from 2005 – 2006 with Morningstar Associates, LLC

Transamerica Asset Allocation – Moderate Growth VP
Name	Adviser	Positions Over Past Five Years
Todd R. Porter, CFA	Transamerica Asset Management, Inc.	Portfolio Manager of the portfolio since 2012; Portfolio Construction Consultant of the portfolio from 2002 – 2005 and Portfolio Manager of the portfolio from 2005 – 2006 with Morningstar Associates, LLC
Transamerica Asset Allocation – Moderate VP
Name	Adviser	Positions Over Past Five Years
Todd R. Porter, CFA	Transamerica Asset Management, Inc.	Portfolio Manager of the portfolio since 2012; Portfolio Construction Consultant of the portfolio from 2002 – 2005 and Portfolio Manager of the portfolio from 2005 – 2006 with Morningstar Associates, LLC
Transamerica International Moderate Growth VP
Name	Adviser	Positions Over Past Five Years
Todd R. Porter, CFA	Transamerica Asset Management, Inc.	Portfolio Manager of the portfolio since 2012; Portfolio Manager of the portfolio in 2006 with Morningstar Associates, LLC
Transamerica BlackRock Global Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis Stattman, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 1989; Managing Director; Head of the BlackRock Portfolio Management Group (PMG) Global Allocation Team; Member of the BlackRock PMG Executive Committee, Leadership Committee and Central Strategy Group
Dan Chamby, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 1993; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Global Allocation Team
Aldo Roldan	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 1998; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Global Allocation Team

Transamerica BlackRock Large Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Robert Doll, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2004; Portfolio Manager with BlackRock Investment Management, LLC since 1999; Senior Managing Director; Chief Equity Strategist; Head of the BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team
Daniel Hanson, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2008; Portfolio Manager with BlackRock Investment Management, LLC since 2003; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Equity Division; Portfolio Manager on BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team
Peter Stournaras, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2010; Portfolio Manager with BlackRock Investment Management, LLC since 2010; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team. From 2006 - 2010, Director of Quantitative Active Management at Northern Trust Company; Portfolio Manager at Smith Barney; various positions at Citigroup Asset Management
Transamerica BlackRock Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Phil Green	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team
Michael Huebsch	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1989; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Transamerica Clarion Global Real Estate Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Burton, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; Co-Chief Investment Officer; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee
T. Ritson Ferguson, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee; Member of the Executive Committee of CBRE Global Investors
Joseph P. Smith, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the portfolio since 2002; Co-Chief Investment Officer; Member of the CBRE Clarion Securities LLC Global Investment Policy Committee; Member of the CBRE Clarion Securities LLC Management Committee; Member of the U.S. real estate securities research team
Transamerica Efficient Markets VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2008; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003

Transamerica Hanlon Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Sean Hanlon	Hanlon Investment Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with Hanlon Investment Management, Inc. since 2009; Chairman, CEO and CIO
Transamerica Hanlon Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Sean Hanlon	Hanlon Investment Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with Hanlon Investment Management, Inc. since 2009; Chairman, CEO and CIO
Transamerica Hanlon Growth and Income VP
Name	Sub-Adviser	Positions Over Past Five Years
Sean Hanlon	Hanlon Investment Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with Hanlon Investment Management, Inc. since 2009; Chairman, CEO and CIO
Transamerica Hanlon Income VP
Name	Sub-Adviser	Positions Over Past Five Years
Sean Hanlon	Hanlon Investment Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with Hanlon Investment Management, Inc. since 2009; Chairman, CEO and CIO
Transamerica Index 35 VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee

Name	Sub-Adviser	Positions Over Past Five Years
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica Index 50 VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2008; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica Index 75 VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee

Name	Sub-Adviser	Positions Over Past Five Years
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2008; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica Index 100 VP
Name	Sub-Adviser	Positions Over Past Five Years
Sridip Mukhopadhyaya, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager of Quantitative Strategies; Prior to 2008, various positions held in India and Tanzania ranging from Credit Research to Public Accounting
David Halfpap, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager with AEGON USA Investment Management, LLC since 1979; Senior Vice President (1995 – present); Head of Investment Strategy since 2011; Member of Pension Investment Committee
Frank Rybinski, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2012; Joined AEGON USA Investment Management, LLC in 2008; Portfolio Manager and Credit Strategist; Prior to 2008, Credit Analyst at UBS Investment Bank
Jeffrey Whitehead, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Portfolio Manager with AEGON USA Investment Management, LLC since 2001; Senior Vice President since 2003
Transamerica Janus Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Mark Pinto	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Janus Capital Management LLC since 2005; Vice President
Gibson Smith	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Janus Capital Management LLC since 2006; Co-Chief Investment Officer

Transamerica Jennison Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the portfolio since 2000; Managing Director; Director of Research for Growth Equity
Kathleen A. McCarragher	Jennison Associates LLC	Portfolio Manager of the portfolio since 2000; Managing Director; Head of Growth Equity
Spiros “Sig” Segalas	Jennison Associates LLC	Portfolio Manager of the portfolio since 2004; Director, President and Chief Investment Officer of Jennison Associates LLC
Transamerica JPMorgan Core Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Douglas S. Swanson	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2002; Employee of J.P. Morgan Investment Management Inc. since 1983; Managing Director; Team Leader; Portfolio Manager for the Columbus Taxable Bond Team
Transamerica JPMorgan Enhanced Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2010; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies
Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 1997; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies portfolio
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 1997; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios
Transamerica JPMorgan Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Gloria Fu, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2006; Employee of J.P. Morgan Investment Management Inc. since 2002; Executive Director; Member of the U.S. Equity Value Group

Name	Sub-Adviser	Positions Over Past Five Years
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Executive Director; Member of the U.S. Equity Value Group
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group
Transamerica JPMorgan Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Anne Lester	J.P. Morgan Investment Management Inc.	Lead Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1992; Managing Director; Member of the Global Multi-Asset Group; Specialties include asset allocation
Nicole Fazio	J.P. Morgan Investment Management Inc.	Co-Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 2003; Vice President; Member of Global Multi-Asset Group; Specialties include portfolio construction
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Bleiberg	Legg Mason Global Asset Allocation, LLC	Portfolio Manager of the portfolio since 2012; President and Chief Investment Officer; Joined Citigroup Asset Management (which was acquired by Legg Mason in December 2005) in 2003
Y. Wayne Lin	Legg Mason Global Asset Allocation, LLC	Portfolio Manager of the portfolio since 2012; Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager; Member of Legg Mason Partners Fund Advisors’ North American Valuation Committee; Joined Citigroup Asset Management (which was acquired by Legg Mason in December 2005) in 2002
Stephen A. Walsh	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Chief Investment Officer since 2008; Deputy Chief Investment Officer of Western Asset Management Company from 2000 to 2008

Name	Sub-Adviser	Positions Over Past Five Years
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Global Head of Derivatives at Western Asset Management Company and portfolio manager for the Western Asset Global Alpha Opportunities Fund; Employed by Western Asset Management Company since 2005
Transamerica Legg Mason Dynamic Allocation - Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Bleiberg	Legg Mason Global Asset Allocation, LLC	Portfolio Manager of the portfolio since 2012; President and Chief Investment Officer; Joined Citigroup Asset Management (which was acquired by Legg Mason in December 2005) in 2003
Y. Wayne Lin	Legg Mason Global Asset Allocation, LLC	Portfolio Manager of the portfolio since 2012; Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager; Member of Legg Mason Partners Fund Advisors’ North American Valuation Committee; Joined Citigroup Asset Management as an Analyst at Citigroup Asset Management (which was acquired by Legg Mason in December 2005) in 2002
Stephen A. Walsh	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Chief Investment Officer since 2008; Deputy Chief Investment Officer of Western Asset Management Company from 2000 to 2008
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the portfolio since 2012; Global Head of Derivatives at Western Asset Management Company and portfolio manager for the Western Asset Global Alpha Opportunities Fund; Employed by Western Asset Management Company since 2005
Transamerica Madison Balanced Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
David S. Hottmann, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Chief Investment Officer at ACS Johnson Investment Advisors since 1999
Patrick F. Ryan, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Assistant Vice President and Portfolio Manager; Prior to 2009, Senior Analyst at MEMBERS Capital Advisors, Inc. since 2004

Transamerica Madison Conservative Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
David S. Hottmann, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Chief Investment Officer at ACS Johnson Investment Advisors since 1999
Patrick F. Ryan, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Assistant Vice President and Portfolio Manager; Prior to 2009, Senior Analyst at MEMBERS Capital Advisors, Inc. since 2004
Transamerica Madison Diversified Income VP
Name	Sub-Adviser	Positions Over Past Five Years
John Brown, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Managing Director and Portfolio Manager at MEMBERS Capital Advisors, Inc. since 1998
Dean “Jack” Call, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Managing Director and Portfolio Manager at MEMBERS Capital Advisors, Inc. since 2004
Transamerica Madison Large Cap Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Bruce Ebel, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Managing Director and Portfolio Manager at MEMBERS Capital Advisors, Inc. since 2005
David Halford, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2000; Vice President and Portfolio Manager

Transamerica Madison Moderate Growth Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
David S. Hottmann, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Chief Investment Officer at ACS Johnson Investment Advisors since 1999
Patrick F. Ryan, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Assistant Vice President and Portfolio Manager; Prior to 2009, Senior Analyst at MEMBERS Capital Advisors, Inc. since 2004
Transamerica MFS International Equity VP
Name	Sub-Adviser	Positions Over Past Five Years
Daniel Ling	MFS ® Investment Management	Portfolio Manager of the portfolio since 2009; Investment Officer; employee of MFS® Investment Management since 2006
Marcus L. Smith	MFS ® Investment Management	Portfolio Manager of the portfolio since 2006; Investment Officer; employee of MFS® Investment Management since 1994
Transamerica Morgan Stanley Active International Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Ann D. Thivierge	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1986; Managing Director; Team leader for the Active International Allocation team
Transamerica Morgan Stanley Capital Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team
Transamerica Morgan Stanley Mid-Cap Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2004; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2005; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2007; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2008; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team
Transamerica Multi-Managed Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Marra	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1997; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector & Mortgages Group
Eric Pellicciaro	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 1996; Managing Director; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Rates Investments Group
Rick Rieder	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2009; Managing Director; Chief Investment Officer of Fixed Income, Fundamental Portfolios; Head of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Global Credit Business and Credit Strategies, Multi-Sector and Mortgage Groups; Member of the Fixed Income Executive Committee and the Operating, Leadership and Capital Committees; From 2008 - 2009, President and CEO at R3 Capital Partners; From 1987 – 2008, various positions at Lehman Brothers

Name	Sub-Adviser	Positions Over Past Five Years
Bob Miller	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2011; Portfolio Manager with BlackRock Financial Management, Inc. since 2011; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Fundamental Fixed Income Multi-Sector Team; Portfolio Manager of BlackRock Core Bond, Total Return and Strategic Income Opportunities Funds; From 1991 – 2011, Co-Founder and Partner, Round Table Investment Management Company; various positions at Bank of America
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies
Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios
Transamerica Multi Managed Large Cap Core VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2002; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Senior member of the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2004; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Senior member of the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2005; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Senior member of the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2007; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Senior member of the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the portfolio since 2008; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Executive Director; Senior member of the Growth team
Kevin Holt	Invesco Advisers, Inc.	Portfolio Manager of the portfolio with Invesco Advisers, Inc. since 2010; Portfolio Manager of the portfolio with Morgan Stanley Investment Management Inc. from 2004 - 2010
Jason Leder	Invesco Advisers, Inc.	Portfolio Manager of the portfolio with Invesco Advisers, Inc. since 2010; Portfolio Manager of the portfolio with Morgan Stanley Investment Management Inc. from 2004 - 2010
Devin Armstrong	Invesco Advisers, Inc.	Portfolio Manager of the portfolio with Invesco Advisers, Inc. since 2010; Portfolio Manager of the portfolio with Morgan Stanley Investment Management Inc. from 2004 - 2010
Matthew Seinsheimer	Invesco Advisers, Inc.	Portfolio Manager of the portfolio since 2010; Employed by Invesco Advisers, Inc. since 1998
James Warwick	Invesco Advisers, Inc.	Portfolio Manager of the portfolio with Invesco Advisers, Inc. since 2010; Portfolio Manager of the portfolio with Morgan Stanley Investment Management Inc. from 2004 - 2010
Transamerica PIMCO Real Return TIPS VP
Name	Sub-Adviser	Positions Over Past Five Years
Mihir Worah	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2011; Employee of Pacific Investment Management Company LLC since 2001; Managing Director; Head of the Real Return Portfolio Management Team

Transamerica PIMCO Total Return VP
Name	Sub-Adviser	Positions Over Past Five Years
Chris P. Dialynas	Pacific Investment Management Company LLC	Portfolio Manager of the portfolio since 2008; Employee of Pacific Investment Management Company LLC since 1980; Managing Director; Member of Investment Committee
Transamerica ProFund UltraBear VP
Name	Sub-Adviser	Positions Over Past Five Years
Hratch Najarian	ProFund Advisors LLC	Portfolio Manager of the portfolio since 2010; Employee of ProFund Advisors LLC since 2000; Senior Portfolio Manager
Transamerica Systematic Small/Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management L.P.	Portfolio Manager of the portfolio since 2011; Partner of Systematic Financial Management L. P. since 1997, and employed with the Firm since 1993; Specialties include cash flow analysis and small cap equities
Ron Mushock, CFA	Systematic Financial Management L.P.	Portfolio Manager of the portfolio since 2011; Partner of Systematic Financial Management L. P. since 2005, and employed with the Firm since 1997; Specialties include mid and small-mid cap portfolios
Transamerica T. Rowe Price Small Cap VP
Name	Sub-Adviser	Positions Over Past Five Years
Sudhir Nanda, CFA	T. Rowe Price Associates, Inc.	Portfolio Manager of the portfolio since 2006; Vice President and Portfolio Chairman
Transamerica Third Avenue Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Curtis R. Jensen	Third Avenue Management LLC	Portfolio Manager of the portfolio since 1998; Chief Investment Officer; Portfolio Manager at Third Avenue Management LLC since 1997
Yang Lie	Third Avenue Management LLC	Portfolio Manager of the portfolio since 2008; Director of Research; Portfolio Manager at Third Avenue Management LLC since 1996
Ian Lapey	Third Avenue Management LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager at Third Avenue Management LLC since 2001

Name	Sub-Adviser	Positions Over Past Five Years
Michael Lehmann	Third Avenue Management LLC	Portfolio Manager of the portfolio since 2012; Portfolio Manager at Third Avenue Management LLC since 1998
Transamerica WMC Diversified Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Paul E. Marrkand, CFA	Wellington Management Company, LLP	Portfolio Manager of the portfolio since 2010; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2005
Transamerica WMC Diversified Growth II VP
Name	Sub-Adviser	Positions Over Past Five Years
Paul E. Marrkand, CFA	Wellington Management Company, LLP	Portfolio Manager of the portfolio since 2010; Senior Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 2005

Disclosure of Portfolio Holdings
A detailed description of each portfolio's policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Series Trust website at www.transamericaseriestrust.com.

Prior Performance for Similar Accounts
Wellington Management Company, LLP . The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management. The Wellington Management Diversified Growth Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP. Wellington Management has prepared the historical performance shown for each composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future portfolio performance. A portfolio’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.
The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.
The composite performance is not that of the portfolios, should not be interpreted as indicative of the portfolio’s future performance, and should not be considered a substitute for the portfolio’s performance.
Year-by-Year Total Return as of 12/31 each year (%)
The composite performance in the bar chart is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.
Average Annual Total Returns (periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Wellington Management Diversified Growth Composite (gross of expenses)	-3.15%	2.69%	4.85%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	-3.90%	1.90%	4.04%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	-4.14%	1.64%	3.77%
Russell 1000® Growth Index	2.64%	2.50%	2.60%

Other Information
Share Classes
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through May 1, 2013. The Trust reserves the right to pay such fees after that date.
Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.
Purchase and Redemption of Shares
Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Transamerica Advisors Life Insurance Company, and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.
Shares are sold and redeemed at their net asset value per share (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.
Valuation of Shares
The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases of the asset allocation portfolios advised by the Adviser, corresponding orders for shares of the underlying constituent portfolios are placed on the same day (and such asset allocation portfolio receives that day’s price for shares of the underlying portfolios). For purchases of shares of the asset allocation portfolios advised by the Adviser through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios. For purchases of the asset allocation portfolios sub-advised by Madison, orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed.
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.
While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.
Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.
Investment Policy Changes
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.
To the extent authorized by law, Transamerica Series Trust and each portfolio reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Dividends and Distributions
Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica AEGON Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.
Taxes
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.
Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.
The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.
Distribution and Service Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before May 1, 2013. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.
Other Distribution and Service Arrangements
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Advisors Life Insurance Company, Transamerica Advisors Life Insurance Company of New York, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company, Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.
TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.
TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses section of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares.
Certain portfolios of TST are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain underlying funds, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.
Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.
Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.
Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

List and Description of Certain Underlying Portfolios
This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericaseriestrust.com or www.transamericafunds.com.
TST UNDERLYING PORTFOLIOS:
Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X	X	X	X	X
Transamerica AEGON Money Market VP	X	X	X	X	X	X
Transamerica AEGON U.S. Government Securities VP	X	X	X	X	X	X
Transamerica AllianceBernstein Dynamic Allocation VP	X	X	X	X		X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica BlackRock Global Allocation VP	X		X	X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Janus Balanced VP	X	X	X	X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X	X	X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica JPMorgan Tactical Allocation VP	X	X	X	X	X
Transamerica MFS International Equity VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Capital Growth VP	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP	X	X	X	X		X
Transamerica Multi-Managed Balanced VP	X		X	X

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Real Return TIPS VP	X	X	X	X	X
Transamerica PIMCO Total Return VP	X	X	X	X	X	X
Transamerica Systematic Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP	X	X	X	X		X
Transamerica WMC Diversified Growth VP	X	X	X	X		X
•	Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield/high-risk bonds (commonly known as “junk bonds”).
Junk bonds are high risk debt securities rated in below investment grade or determined by the sub-adviser to be of comparable quality. The sub-adviser’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. The sub-adviser uses a “top-down/bottom-up” approach in managing the portfolio’s assets. The “top-down” approach is to adjust the risk profile of the portfolio. The sub-adviser analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists the sub-adviser in its decision regarding the portfolio’s portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.
The sub-adviser has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, the sub-adviser does a thorough credit analysis of all companies in the portfolio’s portfolio, as well as all potential acquisitions. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The sub-adviser may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; expenses; extension; foreign securities; high-yield debt securities; interest rate; liquidity; manager; market; portfolio selection; preferred stock; prepayment or call; and valuation.
•	Transamerica AEGON Money Market VP seeks maximum current income from money market securities consistent with liquidity and preservation of principal. The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the portfolio’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:
•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.
As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the portfolio’s sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The principal risks of investing in this underlying portfolio are: bank obligations; credit; expenses; foreign securities; interest rate; liquidity; manager; market; portfolio selection; redemption; repurchase agreements; U.S. government agency obligations; and yield.
•	Transamerica AEGON U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies. The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government debt obligations, or obligations guaranteed by U.S. government agencies or government sponsored entities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:
•	U.S. Treasury obligations
•	Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise
•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
•	Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from three to seven years.
The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, U.S. dollar denominated and non-U.S. dollar denominated obligations of U.S. banks and foreign banks, and foreign sovereign debt of developed countries. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, asset backed securities, commercial mortgage backed securities, non-government guaranteed mortgage backed securities, non-mortgage-backed securities, zero coupon bonds and mortgage derivatives.
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.
The portfolio’s sub-adviser may also engage in options, futures and forward transactions and interest rate swap transactions to efficiently manage the portfolio’s currency exposure and interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

The principal risks of investing in this underlying portfolio are: active trading, cash management and defensive investing; credit; currency; derivatives; expenses; extension; focused investing; foreign securities; high-yield debt securities; interest rate; manager; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; sovereign debt; U.S. government agency obligations; and zero coupon bonds.
•	Transamerica AllianceBernstein Dynamic Allocation VP seeks capital appreciation and current income. Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (the “sub-adviser”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.
The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.
The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $675 million to $409.9 billion as of December 31, 2011.
Under normal circumstances, the portfolio will adhere to the following guidelines:
•	Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.
•	Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.
•	Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.
•	Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.
•	Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.
•	Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.
Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives; early close/late close/trading halt; emerging markets; equity securities; expenses; extension; foreign securities; growth stocks; high-yield debt securities; interest rate; liquidity; manager; market; portfolio selection; prepayment or call; small and medium capitalization companies; tactical asset allocation; underlying exchange traded funds, U.S. government agency obligations and value investing.
•	Transamerica BlackRock Global Allocation VP seeks high total investment return. Total investment return is the combination of capital appreciation and investment income. The portfolio invests its assets in an underlying master fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund” or the “BlackRock Fund”). The description of the Fund’s principal investment strategies is based on the Fund’s prospectus.
The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities. The Fund may invest up to 35% of its total assets in “junk bonds,” corporate loans and distressed securities. The Fund may also invest in real estate investment trusts (“REITs”).
When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This flexibility allows the Fund management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.
Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.
The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor’s (“S&P”) 500 Index; 24% FTSE World Index (Ex-U.S.); 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities, such as exchange traded funds, which are designed to provide this exposure without direct investments in physical commodities or commodities or futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.
Total investment return is the combination of capital appreciation and investment income.
The principal risks of investing in this underlying portfolio are: commodities related investments risk, convertible securities risk, corporate loan; credit; derivatives; emerging markets, equity securities; foreign securities; interest rate; junk bonds; market risk and selection; mid cap securities; sovereign debt; small cap and emerging growth securities and subsidiary.
•	Transamerica BlackRock Large Cap Value VP seeks long-term capital growth. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily common stock, of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index[1]. As of December 31, 2011, the lowest market capitalization in this group was approximately $1.6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The portfolio emphasizes value-oriented investments.
The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; equity securities; expenses; fixed-income securities; foreign securities; liquidity; manager; market; portfolio selection; preferred stock; U.S. government agency obligations and value investing.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income. Under normal conditions, the portfolio’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. At least 40% of the portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective. The portfolio does not directly invest in real estate.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
This portfolio is non-diversified.
The principal risks of investing in this underlying portfolio are: active trading, cash management and defensive investing; convertible securities; credit; currency; emerging markets; equity securities; expenses; extension; fixed-income securities; focused investing; foreign securities; industry concentration; interest rate; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; real estate securities; REITs; and small and medium capitalization companies.
•	Transamerica Janus Balanced VP seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-50% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 5-15% in international equities. The portfolio will, in aggregate, have no more than 5% in real estate investment trusts, emerging market equities and emerging market fixed income, and high yield debt (commonly known as “junk bonds”).
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities, without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; emerging markets; equity securities; expenses; extension; foreign securities; growth stocks; high-yield debt securities; interest rate; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; REIT’s; small and medium capitalization companies; and valuation.
•	Transamerica Jennison Growth VP seeks long-term growth of capital. The portfolio’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio may invest up to 20% of its assets in the securities of foreign issuers.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; currency; equity securities; expenses; foreign securities; growth stocks; manager; market; medium capitalization companies; portfolio selection; preferred stock; and warrants and rights.
•	Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)
•	Asset-backed securities
•	Commercial Mortgage-Backed Securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the portfolio may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the portfolio’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; expenses; extension; foreign securities; interest rate; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; U.S. government agency obligations; and valuation.
•	Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The sub-adviser will normally keep the portfolio as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the Standard & Poor's 500® Index (“S&P 500 Index”). The sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.
The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may use index futures to equitize cash.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; currency; derivatives; equity securities; expenses; fixed-income securities; foreign securities; growth stocks; manager; market; medium capitalization companies; portfolio selection; repurchase agreements; Rule 144A and privately placed securities; U.S. government agency obligations; and value investing.
•	Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; equity securities; expenses; foreign securities; manager; market; medium capitalization companies; portfolio selection; preferred stock; REITs and value investing.
•	Transamerica MFS International Equity VP seeks capital growth. The portfolio’s sub-adviser, MFS® Investment Management (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The sub-adviser may invest a large percentage of the portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The sub-adviser may invest the portfolio’s assets in companies of any size.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price, and earnings momentum, earnings quality, and other factors may also be considered. The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; small and medium capitalization companies; and value investing.
•	Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation. The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), primarily invests the portfolio’s assets, under normal circumstances, in accordance with region, country, sector and industry weightings determined by the sub-adviser, primarily in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.
The sub-adviser utilizes a “top-down” approach that emphasizes region, country, sector and industry selection and weighting rather than individual stock selection. The sub-adviser seeks to capitalize on the significance of region, country, sector and industry selection in international equity portfolio returns by over and underweighting regions, countries, sectors and industries based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors.
The sub-adviser analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International - Europe, Australasia, Far East Index. These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.
The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. The sub-adviser may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; currency; derivatives; emerging markets; equity securities; expenses; foreign securities; liquidity; manager; market; portfolio selection; real estate securities; REITs; and tactical asset allocation.
•	Transamerica Morgan Stanley Capital Growth VP seeks to maximize long-term growth. The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index[1], which as of December 31, 2011 was between $107.3 million and $385.6 billion. Under normal market conditions, the sub-adviser generally intends to focus on companies with market capitalization of $10 billion or more.
The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depository receipts, ETFs and other specialty securities having equity features. The portfolio may invest in privately placed securities.
The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; exchange traded funds; foreign securities; growth stocks; manager; market; portfolio selection; preferred stock; REITs; Rule 144A and privately placed securities; and structured instruments; and warrants and rights.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation. The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the portfolio’s assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of mid cap companies. The sub-adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index[1], which as of December 31, 2011 was between $107.3 million and $19.2 billion.
The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the investment no longer satisfies its investment criteria.
The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured instruments and forward foreign currency exchange contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The sub-adviser may invest up to 25% of the portfolio’s assets in securities of foreign companies, including emerging market securities. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
The portfolio may invest in privately placed securities. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; credit; currency; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; growth stocks; interest rate; manager; market; medium capitalization companies; portfolio selection; preferred stock; prepayment or call; REITs; Rule 144A and privately placed securities; small and medium capitalization companies; structured instruments; and warrants and rights.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica Multi-Managed Balanced VP seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and BlackRock Financial Management, Inc. (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio.
The portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks). The portfolio’s investment adviser, Transamerica Asset Management, Inc., monitors the allocation of the portfolio’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.
•	Fixed income component – The fixed income component of the portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities (commonly known as “junk bonds”) and emerging market securities.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the portfolio’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; credit; currency; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; growth stocks; high-yield debt securities; inflation protected securities; interest rate; liquidity; loans; manager; market; medium capitalization companies; mortgage- related and asset backed securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; U.S. government agency obligations; valuation and value investing.
•	Transamerica Multi Managed Large Cap Core VP seeks to provide high total return. The portfolio is co-sub-advised by Morgan Stanley Investment Management Inc. (the “growth sub-adviser”) and Invesco Advisers, Inc. (the “value sub-adviser”). The growth sub-adviser manages the growth component of the portfolio and the value sub-adviser manages the portfolio’s value component. Under normal circumstances, the portfolio invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-advisers believe have strong free cash flow and earnings growth potential or are undervalued. The sub-advisers emphasize individual security selection.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirements regarding the use of investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of the respective sub-adviser, have economic characteristics similar to the applicable category of investments.
The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).
The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. Each sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The portfolio may invest in privately placed securities.
The portfolio spans both growth and value styles of investing, and is managed by two separate sub-advisers. The portfolio’s assets will generally be allocated equally between the two investment styles.
•	Growth – The growth sub-adviser team seeks capital appreciation by investing primarily in established and emerging companies.
The growth sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The growth sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The growth sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
•	Value – The value sub-adviser emphasizes a value style of investing seeking well-established, undervalued companies believed by the sub-adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the value sub-adviser’s assessments of the capital growth and income potential of such securities materially change.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; foreign securities; growth stocks; manager; market; REITs; Rule 144A and privately placed securities; and value investing.
•	Transamerica PIMCO Real Return TIPS VP seeks maximum real return consistent with preservation of real capital and prudent investment management. The portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Treasury Inflation Protected Securities or “TIPS” of varying maturities. TIPS are inflation-indexed bonds that are structured to provide protection against inflation, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (“CPIU”) as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average duration of the portfolio normally varies within three years (plus or minus) of the duration of the Barclays U.S. Treasury Inflation Protected Securities Index, as calculated by PIMCO, which as of December 31, 2011, was 7.15 years. Additional inflation protected investments may include inflation-indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies. Other investments may include mortgage-related securities, including stripped mortgage-related securities; other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities.

The sub-adviser invests the portfolio’s assets primarily in investment grade debt securities, but may invest in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio may invest in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks. The combined allocation to high yield bonds and emerging markets bonds will not be permitted to exceed 5% of the portfolio’s assets.
The portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and other restrictions described in the portfolio’s prospectus or SAI. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
This portfolio is non-diversified.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; inflation-protected securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A and privately placed securities; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management. The portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2011, was 4.98 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the portfolio’s assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio’s total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of the portfolio’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may engage in short sales. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; credit; currency; currency hedging; derivatives, emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; short sales; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica Systematic Small/Mid Cap Value VP seeks to maximize total return. The portfolio’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index[1], which as of December 31, 2011 was between $23 million and $9.7 billion, whichever is broader at the time of purchase.
The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.
The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; currency; emerging markets; equity securities; expenses; foreign securities; manager; market; portfolio selection; small and medium capitalization companies; and value investing.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $39.3 million to $4.0 billion as of December 31, 2011, but the range will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics the sub-adviser considers important, such as valuations and projected earnings and sales growth, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; equity securities; exchange-traded funds; expenses; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; and small capitalization companies.
•	Transamerica Third Avenue Value VP seeks long-term capital appreciation. The portfolio’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and conservative levels of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio may also seek to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued. High yield bonds are commonly known as “junk bonds.”
The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to the sub-adviser’s estimate of intrinsic value. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio’s investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The portfolio is a non-diversified portfolio.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; emerging markets; equity securities; expenses; extension; focused investing; foreign securities; high-yield debt securities; interest rate; manager; market; non-diversification; portfolio selection; prepayment or call; real estate securities; small and medium capitalization companies; and value investing.
•	Transamerica WMC Diversified Growth VP seeks to maximize long-term growth. The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.
The portfolio’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The sub-adviser continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; depositary receipts; derivatives; equity securities; expenses; foreign securities; growth stocks; manager; market; portfolio selection; and small and medium capitalization companies.
The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.
TRANSAMERICA FUNDS UNDERLYING FUNDS:
Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Arbitrage Strategy	X	X	X	X	X
Transamerica Bond	X	X	X	X	X	X
Transamerica Capital Growth	X	X	X	X
Transamerica Commodity Strategy	X	X	X	X
Transamerica Core Bond	X	X	X	X	X
Transamerica Developing Markets Debt	X	X	X	X	X
Transamerica Developing Markets Equity	X	X	X	X	X	X
Transamerica Diversified Equity	X	X	X	X
Transamerica Emerging Markets	X	X	X	X	X	X
Transamerica Emerging Markets Debt	X	X	X	X	X
Transamerica Flexible Income	X	X	X	X	X	X
Transamerica Global Allocation	X	X	X	X	X	X
Transamerica Global Macro	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X	X
Transamerica Growth	X	X	X	X
Transamerica Growth Opportunities	X	X	X	X
Transamerica High Yield Bond	X	X	X	X	X
Transamerica International	X	X	X	X	X	X
Transamerica International Bond	X	X	X	X	X
Transamerica International Equity	X	X	X	X	X	X
Transamerica International Equity Opportunities	X	X	X	X	X
Transamerica International Small Cap	X	X	X	X	X
Transamerica International Value	X	X	X	X	X	X

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica International Value Opportunities	X	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X		X
Transamerica Long/Short Strategy	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X
Transamerica Money Market	X	X	X	X	X	X
Transamerica Multi-Managed Balanced	X		X	X
Transamerica Quality Value	X	X	X	X
Transamerica Real Return TIPS	X	X	X	X	X	X
Transamerica Select Equity	X	X	X	X
Transamerica Short-Term Bond	X	X	X	X	X	X
Transamerica Small- & Mid-Cap Value Select	X	X	X	X
Transamerica Small Company Growth	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X
Transamerica Total Return	X	X	X	X	X
Transamerica Value	X	X	X	X
•	Transamerica Arbitrage Strategy seeks to achieve capital growth by engaging in merger arbitrage. In attempting to achieve the fund’s objective, Water Island Capital, LLC (the “sub-adviser”), plans to invest, under normal circumstances, at least 80% of the fund’s net assets in equity securities and other investments with similar economic characteristics of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock and options.
Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The sub-adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The sub-adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities of the acquiring company may be sold short.

The fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the fund than if the fund had invested directly in such securities. The fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.
The principal hedging strategies that the fund employs are short selling and engaging in put and call options.
•	Short Sales – The sub-adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities of the acquiring company may be sold short. The fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.
•	Put and Call Options – The sub-adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the fund has purchased, it may be possible for the fund to partially offset any decline in the market value of these securities. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.
The premium received by the fund for the sale of options may be used by the fund in an effort to reduce the risks associated with individual investments and to increase total investment return. To achieve this goal, the fund will typically sell covered puts and/or calls to generate additional income. From time to time, the fund may also choose to utilize the income generated from such sales to purchase additional options with the goal of providing downside protection should the price of the related securities drop. There is no guarantee this strategy will achieve its goal of enhancing returns and protecting against losses. Currently, the sub-adviser does not intend to commit greater than 25% of the fund’s net assets to option strategies.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; arbitrage; cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; leveraging; liquidity; manager; market; portfolio selection; preferred stock; and short sales.
•	Transamerica Bond seeks high total investment return through a combination of current income and capital. The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: bank obligations; cash management and defensive investing; convertible securities; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; REITs; repurchase agreements; Rule 144A and privately placed securities; structured instruments; and valuation.
•	Transamerica Commodity Strategy seeks long-term total return. The fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), primarily gains exposure to commodities markets by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser.
The fund intends to seek exposure to commodities markets and returns linked to commodities markets and commodities-related indices, including the Dow Jones – UBS Commodity Index (the “Index”) by investing, through the Subsidiary, in leveraged or unleveraged commodity-linked investments. In pursuing its objective, the fund attempts to provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying commodities and their value may be affected by the performance of commodities as well as weather, tax, regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism. The fund will also seek to add incremental returns through the use of “roll-timing” or similar strategies as described further below.
The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however. If, in the future, industries are added to or removed from representation in the Index, the group of industries in which the fund’s exposure is concentrated will likewise change.
In pursuing its investment objective, the fund uses the Index as its performance benchmark and will attempt to produce returns that correspond to the performance of the Index, but the fund will not attempt to replicate the Index. The fund may, therefore, invest in securities or other instruments that are not included in the Index.
•	Investment in the Subsidiary – The fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return index swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependant upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the Subsidiary and the fund economically to movements in commodity prices. Neither the fund nor the Subsidiary invests directly in commodities.
The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.
It is expected that certain of the Subsidiary's investments will produce leveraged exposure to the commodities markets.
The fund employs commodity roll-timing strategies. “Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing futures exposure (e.g. swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with identical terms except for a later expiration date. This process allows a holder of the instrument to extend its current position through the original instrument’s expiration without delivering the underlying asset. The fund’s rolling may differ from that of the Index to the extent necessary to enable the fund to seek excess returns over the Index. The fund’s “roll-timing” strategies may include, for example, rolling the fund’s commodity exposure earlier or later versus the Index, or holding and rolling positions with longer or different expiration dates than the Index.
As discussed above, the fund, through the Subsidiary, primarily gains commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions.

•	Fixed Income Investments – The fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.
•	Other – The fund may also invest in forwards, futures and interest rate swaps to seek to increase total return and/or for hedging purposes. The fund may invest up to 35% of its net assets in foreign securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The fund is non-diversified.
The principal risks of investing in this underlying fund are: absence of regulation; cash management and defensive investing; commodities; credit; derivatives; emerging markets; expenses; extension; focused investing; foreign securities; high-yield debt securities; industry concentration; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; subsidiary; tax; and U.S. government agency obligations.
•	Transamerica Core Bond seeks total return, consisting of current income and capital appreciation. The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)
•	Asset-backed securities
•	Commercial Mortgage-Backed Securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; derivatives; expenses; extension; foreign securities; interest rate; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; and valuation.
•	Transamerica Developing Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The fund’s sub-adviser is Morgan Stanley Investment Management Inc. (the “sub-adviser”). Under normal circumstances, at least

80% of the net assets of the fund (plus the amount of borrowings, if any, for investment purposes) will be invested in debt securities of issuers located in emerging markets countries (also known as developing market countries). The fund normally invests primarily in fixed-income securities of government and government-related issuers, and, to a lesser extent, of corporate issuers in emerging markets countries (also known as developing market countries). The sub-adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
The sub-adviser analyzes the global economic environment and its impact on emerging markets (also known as developing markets). The sub-adviser focuses on investing in countries that show signs of positive fundamental change. The fund’s sub-adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to world-wide events. In selecting the fund’s investments, the sub-adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
Emerging markets countries (also known as developing market countries) can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
This fund is non-diversified.
The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; expenses; extension; foreign securities; high-yield debt securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; sovereign debt; and valuation.
•	Transamerica Developing Markets Equity aggressively seeks capital appreciation. The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging markets countries. The fund will normally invest in at least three different emerging markets countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will emphasize investments in common stocks and other equity securities. The fund will emphasize investments in growth companies, which can be in any market capitalization range.
In selecting securities for the fund, the sub-adviser looks primarily for foreign companies in developing markets with high growth potential. It uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates.
The sub-adviser generally defines “developing markets” as countries outside the U.S. and most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that it believes are growing and gaining more stability and offer attractive long-term investment prospects. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. Changes in trade policies, economic or monetary policies, or a slowdown in the certain economies might affect companies in emerging and developing market countries.
The fund may also invest in small, unseasoned companies, special situations and temporary defensive and interim investments.
The fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; fixed-income securities; focused investing; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; and small and medium-capitalization companies.
•	Transamerica Emerging Markets seeks long-term capital appreciation. The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The sub-adviser considers emerging markets to be markets with rapidly growing economies. Examples of emerging markets include China, India, Pakistan, Mexico, Brazil, Chile, much of Southeast Asia, countries in Eastern Europe, the Middle East, parts of Africa and Latin America. The sub-adviser also seeks to earn returns in excess of the MSCI Emerging Markets Equity Index.
The fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or if there are deteriorating industry or country fundamentals. The fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets. The fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.
The fund may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquid securities and less predictable earnings.
The fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. The fund may also invest in other types of derivatives.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; fixed-income securities; focused investing; foreign securities; growth stocks; IPOs; liquidity; manager; market; portfolio selection; preferred stock; small and medium capitalization companies; and warrants and rights.
•	Transamerica Emerging Markets Debt seeks to generate a high total return through a combination of capital appreciation and income. Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging markets countries. Emerging markets countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging markets countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The fund is non-diversified.
The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; distressed or defaulted securities; emerging markets; expenses; extension; foreign securities; high-yield debt securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; sovereign debt; and valuation.
•	Transamerica Global Allocation seeks to provide high total investment return. Under normal circumstances, the fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the fund can invest in a particular type of asset class. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the fund has no geographic limits on where its investments may be located. The fund uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the fund may emphasize either debt securities or equity securities. The fund may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The fund may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts or companies that mine precious metals. The fund can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, the sub-adviser emphasizes stocks that it believes are undervalued.
The fund may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return that other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. The fund can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The fund may engage in short sales. The fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. The fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The fund may also make short sales “against the box” without being subject to this limitation.
The fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. The fund may use derivatives to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act.
The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Under normal circumstances, the fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the sub-adviser, in which case the fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the US., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes, the fund may deviate very substantially from the allocation described above.
The principal risks of investing in this underlying fund are: cash management and defensive investing; commodities; convertible securities; credit; currency; currency hedging; derivatives; distressed or defaulted securities; emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; liquidity; loans; manager; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; REITs; short sales; small and medium capitalization companies; sovereign debt; subsidiary; tax; valuation; and warrants and rights.
•	Transamerica Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. Under normal circumstances, the fund’s sub-adviser, First Quadrant, L.P. (the “sub-adviser”), seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). There are no limits on the amount of fund assets that may be allocated to any one of the equity, bond and currency asset classes. Typically, the fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the fund, the sub-adviser is not constrained by any particular investment style or capitalization range. In selecting bond investments for the fund, the sub-adviser will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed-income securities and foreign currencies in seeking to take advantage of value (and reduce exposure to risk) that the sub-adviser identifies in the global equity, bond, and currency markets.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
The fund is non-diversified.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; credit: currency; derivatives; emerging markets; equity securities; expenses; extension; focused investing; foreign securities; growth stocks; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small and medium capitalization companies; U.S. government agency obligations; valuation: and value investing.
•	Transamerica Global Real Estate Securities seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income. Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. At least 40% of the fund’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
This fund is non-diversified.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; extension; fixed-income securities; focused investing; foreign securities; industry concentration; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; real estate securities; REITs; and small and medium capitalization companies.
•	Transamerica Growth seeks long-term growth of capital. The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest up to 20% of its assets in the securities of foreign issuers.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading: cash management and defensive investing; currency; equity securities; expenses; foreign securities; growth stocks; manager; market; medium capitalization companies; portfolio selection; preferred stock; and warrants and rights.
•	Transamerica International seeks long-term growth of capital. The fund’s sub-adviser, Neuberger Berman Management LLC (the “sub-adviser”), invests, under normal circumstances, primarily in common stocks of foreign companies of any size, including companies that are economically tied to developed and emerging industrialized markets. The fund will normally invest in a number of countries throughout the world and expects to be investing in more than three different foreign countries.
The fund seeks to reduce risk by diversifying among many industries. Although the fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

In picking stocks, the sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued.
The sub-adviser may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive.
The fund follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The fund may also engage in borrowing and securities lending transactions and use derivatives.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; leveraging; liquidity; manager; market; portfolio selection; small and medium capitalization companies; and value investing.
•	Transamerica International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-quality bonds with outstanding maturities of at least one year. A bond is deemed to be “high-quality” if it has a rating of AA- or higher from Standard & Poor’s Corporation (“S&P”) or Aa3 or higher from Moody’s Investors Services, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser). Normally, the fund invests primarily in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.
The sub-adviser determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models. Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets in U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies. The fund may also invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are keeping with the fund’s investment objective.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
This fund is non-diversified.
The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; expenses; extension; focused investing; foreign securities; interest rate; liquidity; manager; market; non-diversification; portfolio selection; prepayment or call; and valuation.
•	Transamerica International Equity Opportunities seeks capital growth. The fund’s sub-adviser, MFS® Investment Management (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The sub-adviser may invest the fund’s assets in companies of any size.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price, and earnings momentum, earnings quality, and other factors may also be considered. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; small and medium-capitalized companies; and value investing.
•	Transamerica International Small Cap seeks to provide long-term capital appreciation. The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $4 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States.
The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; focused investing; foreign securities; growth stocks; investment companies; liquidity; manager; market; portfolio selection; preferred stock; small capitalization companies; and warrants and rights.
•	Transamerica International Value seeks long-term growth of capital. The fund’s sub-adviser, Hansberger Global Investors, Inc. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, the sub-adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The sub-adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.
The sub-adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. The sub-adviser generally sells a security if the price target is met, the company’s fundamentals change or if the sub-adviser believes a better investment opportunity exists.

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading: cash management and defensive investing; convertible securities; credit; currency; emerging markets; equity securities; expenses; extension; focused investing: foreign securities; interest rate; liquidity; manager; market; portfolio selection; preferred stock; prepayment or call; small and medium capitalization companies; valuation; and value investing.
•	Transamerica International Value Opportunities seeks to provide long-term capital appreciation. The secondary goal is to seek current income. The fund invests, under normal circumstances, at least 75% of its assets in foreign securities or depository receipts of foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets.
The fund’s sub-adviser, Thornburg Investment Management, Inc. (the “sub-adviser”), intends to invest on an opportunistic basis, where it believes there is intrinsic value. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations (i.e., companies with market capitalizations of $2 billion or more at the time of purchase). The fund may also invest in partnership interests.
The fund may use forward currency contracts to hedge against a decline in the value of existing investments, denominated in foreign currency. The fund may purchase debt obligations of any maturity and of any quality.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; manager; market; portfolio selection; small and medium capitalization companies; and value investing.
•	Transamerica Large Cap Value seeks long-term capital growth. Under normal circumstances, the fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily common stock, of large cap companies. The fund considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index[1]. As of December 31, 2011, the lowest market capitalization in this group was approximately $1.6 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. The fund emphasizes value-oriented investments.
The fund may invest in foreign securities that are represented by American Depositary Receipts. The fund may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; equity securities; expenses; fixed-income securities, foreign securities; liquidity; manager; market; portfolio selection; preferred stock; U.S. government agency obligations; and value investing.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica Long/Short Strategy seeks to provide long-term capital appreciation. The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index[1] and/or the Standard & Poor’s 500® Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed

20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; derivatives; equity securities; expenses; foreign securities; growth stocks; interest rate; leveraging; liquidity; manager; market; real estate securities; REITs; short sales; structured instruments; and valuation.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
•	Transamerica Managed Futures Strategy seeks to generate positive absolute returns. Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts and futures-related instruments. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed-income futures, bond futures and swaps on bond futures (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. When taking a “long” position, the fund purchases an instrument outright; when taking a “short” position, the fund sells an instrument that it does not own and must borrow to meet its settlement obligations. A “long” position will benefit from an increase in price of the underlying Instrument, while a “short” position will benefit from a decrease in price of the underlying Instrument. The size of the position taken will relate to the sub-adviser’s confidence in the trend continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, the sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
This fund is non-diversified.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; commodities; credit; currency; currency hedging; derivatives; emerging markets; expenses; foreign securities; interest rate; investment companies; leveraging; liquidity; manager; market; non-diversification; portfolio selection; short sales; small capitalization companies; structured instruments; subsidiary; tax; U.S. government agency obligations; and valuation.
•	Transamerica Mid Cap Value seeks growth from capital appreciation. The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; equity securities; expenses; foreign securities; manager; market; medium capitalization companies; portfolio selection; preferred stock; REITs, and value investing.
•	Transamerica Real Return TIPS seeks maximum real return consistent with preservation of real capital and prudent investment management. The fund's sub adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in Treasury Inflation Protected Securities or “TIPS” of varying maturities. TIPS may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in TIPS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average duration of the fund normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, as calculated by PIMCO, which as of December 31, 2011, was 7.15 years. Additional inflation protected investments may include inflation-indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies. Other investments may include mortgage-related securities, including stripped mortgage-related securities; other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities.
The sub-adviser invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund may also invest up to 10% of its total assets in preferred stocks.
The fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and any other restrictions described in the fund's prospectus or SAI. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
This fund is non-diversified.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; inflation-protected securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A and privately placed securities; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica Select Equity seeks a superior total return. The fund’s sub-adviser, Institutional Capital LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. large capitalization companies. The sub-adviser defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of purchase. The fund will invest primarily in companies with market capitalizations greater than $3 billion at the time of purchase. Up to 20% of the fund’s assets may be invested in non-U.S. equity securities. The fund will typically hold between 25-30 stocks.
In selecting securities, the sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price and identifying catalysts that it expects will cause the market to recognize these discrepancies. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, depositary receipts, convertible securities, warrants and rights.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; expenses; focused investing; foreign securities; market; portfolio selection; preferred stock; value investing; and warrants and rights.
•	Transamerica Small- & Mid-Cap Value Select seeks capital appreciation. The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund focuses on stocks of U.S. issuers having a market capitalization up to $13 billion. The fund considers small cap stocks to be stocks of issuers having a market capitalization under $3 billion and mid cap stocks to be stocks of issuers having a market capitalization between $3 billion and $13 billion. The fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. The fund emphasizes investment in equity securities of companies that the sub-adviser believes are undervalued in the marketplace.
In selecting securities for purchase or sale by the fund, the sub-adviser uses a “value” approach to investing. The fund’s portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s book value, sales, earnings, growth potential and cash flows. The portfolio manager selects securities one at a time, looking primarily at individual companies against the context of broad market factors. This is called a “bottom up” approach, and the portfolio manager uses fundamental company analysis to focus on particular companies before considering industry trends. The portfolio manager considers the following factors in assessing a company’s prospects: favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital.
The fund may also invest in preferred stocks and securities convertible into common stocks. The fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives. Some derivatives strategies could hedge the fund’s portfolio against price fluctuations. Other strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund may also invest in unseasoned companies and illiquid restricted securities. The fund may have a high portfolio turnover rate. The fund can invest up to 5% of its total assets in below investment-grade debt securities (commonly known as “junk bonds”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; equity securities; expenses; foreign securities; liquidity; manager; market; portfolio selection; preferred stock; small and medium-sized capitalization companies; and value investing.
•	Transamerica Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less.
The fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it drives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
The fund may invest in privately placed securities.

The fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps, structured products, and forward currency exchange contracts for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; equity securities; expenses; fixed-income securities; foreign securities; growth stocks; manager; market; portfolio selection; Rule 144A and privately placed securities; and small capitalization companies.
•	Transamerica Total Return seeks maximum total return consistent with preservation of capital and prudent investment management. The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of this fund normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2011, was 4.98 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 10% of the fund’s total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; equity securities; expenses; extension; foreign securities; high-yield debt securities; interest rate; leveraging; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities and privately placed; short sales; sovereign debt; U.S. government agency obligations; and valuation.
•	Transamerica Value seeks long-term capital appreciation. The fund’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets in common stocks of U.S. and non-U.S. issuers. The fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and conservative levels of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The fund may also seek to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued. High yield bonds are commonly known as “junk bonds.”

The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to the sub-adviser’s estimate of intrinsic value. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund’s investment strategies and restrictions. The fund may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
The fund is a non-diversified fund.
The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; emerging markets; equity securities; expenses; fixed-income securities; focused investing; foreign securities; high-yield debt securities; manager; market; non-diversification; portfolio selection; real estate securities; small and medium capitalization companies; and value investing.
The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

Financial Highlights
The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to December 31, 2009 has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2011 Annual Report, which is available to you upon request.
The Financial Highlights information on and prior to December 31, 2009 has been derived from financial statements audited by another Independent Registered Certified Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended December 31, which are available upon request.
Information is not shown for Transamerica Legg Mason Dynamic Allocation - Balanced VP and Transamerica Legg Mason Dynamic Allocation - Growth VP as these portfolios had not commenced operations as of December 31, 2011. Information is not shown for Initial Class shares of Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Madison Diversified Income VP, Transamerica Madison Large Cap Growth VP, Transamerica Madison Moderate Growth Allocation VP and Transamerica ProFund UltraBear VP as these portfolios had not, as of December 31, 2011, issued Initial Class shares.

Transamerica AEGON Active Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00	$10.00
Investment operations
Net investment income(B),(C)	0.23	0.28
Net realized and unrealized loss	(0.31)	(0.38)
Total operations	(0.08)	(0.10)
Net asset value
End of year	$9.92	$9.90
Total return(D)	(0.80)% (E)	(1.00)% (E)
Net assets end of year (000’s)	$5,132	$109,991
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80% (G)	1.05% (G)
Before reimbursement/fee waiver	0.86% (G)	1.11% (G)
Net investment income, to average net assets(C)	3.45% (G)	4.22% (G)
Portfolio turnover rate(H)	131% (E)	131%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00	$10.00
Investment operations
Net investment income(B),(C)	0.82	0.54
Net realized and unrealized loss	(1.52)	(1.25)
Total operations	(0.70)	(0.71)
Net asset value
End of year	$9.30	$9.29
Total return(D)	(7.00)% (E)	(7.10)% (E)
Net assets end of year (000’s)	$29,459	$96,171
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80% (G)	1.05% (G)
Before reimbursement/fee waiver	1.07% (G)	1.32% (G)
Net investment income, to average net assets(C)	13.27% (G)	8.81% (G)
Portfolio turnover rate(H)	270% (E)	270%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Transamerica AEGON Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00	$10.00
Investment operations
Net investment income(B),(C)	0.22	0.23
Net realized and unrealized loss	(0.51)	(0.53)
Total operations	(0.29)	(0.30)
Net asset value
End of year	$9.71	$9.70
Total return(D)	(2.90)% (E)	(3.00)% (E)
Net assets end of year (000's)	$979	$29,928
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80% (G)	1.05% (G)
Before reimbursement/fee waiver	1.03% (G)	1.28% (G)
Net investment income, to average net assets(C)	3.49% (G)	3.57% (G)
Portfolio turnover rate(H)	72% (E)	72%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Transamerica AEGON High Yield Bond VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.67	$7.95	$5.87	$8.74	$9.48
Investment operations
Net investment income(A)	0.55	0.59	0.66	0.67	0.68
Net realized and unrealized gain (loss)	(0.21)	0.33	2.04	(2.68)	(0.52)
Total operations	0.34	0.92	2.70	(2.01)	0.16
Distributions
From net investment income	(0.60)	(1.20)	(0.62)	(0.72)	(0.90)
From net realized gains	–	–	–	(0.14)	– (B)
Total distributions	(0.60)	(1.20)	(0.62)	(0.86)	(0.90)
Net asset value
End of year	$7.41	$7.67	$7.95	$5.87	$8.74
Total return(C)	4.77%	12.58%	47.05%	(25.20)%	1.85%
Net assets end of year (000’s)	$150,132	$164,509	$187,509	$244,866	$308,893
Ratio and supplemental data
Expenses to average net assets	0.72%	0.73%	0.80%	0.79%	0.81%
Net investment income, to average net assets	7.12%	7.50%	9.38%	8.73%	7.25%
Portfolio turnover rate	88%	140%	85%	59%	70%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.76	$8.04	$5.94	$8.83	$9.56
Investment operations
Net investment income(A)	0.54	0.57	0.64	0.66	0.66
Net realized and unrealized gain (loss)	(0.22)	0.34	2.07	(2.72)	(0.51)
Total operations	0.32	0.91	2.71	(2.06)	0.15
Distributions
From net investment income	(0.58)	(1.19)	(0.61)	(0.69)	(0.88)
From net realized gains	–	–	–	(0.14)	– (B)
Total distributions	(0.58)	(1.19)	(0.61)	(0.83)	(0.88)
Net asset value
End of year	$7.50	$7.76	$8.04	$5.94	$8.83
Total return(C)	4.54%	12.31%	46.67%	(25.46)%	1.73%
Net assets end of year (000’s)	$66,122	$48,221	$26,405	$5,617	$10,028
Ratio and supplemental data
Expenses to average net assets	0.97%	0.98%	1.05%	1.04%	1.06%
Net investment income, to average net assets	6.89%	7.20%	8.75%	8.26%	7.01%
Portfolio turnover rate	88%	140%	85%	59%	70%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than$(0.01).
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica AEGON Money Market VP
(formerly, Transamerica Money Market VP)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(A)	– (B)	– (B)	– (B)	0.02	0.05
Total operations	– (B)	– (B)	– (B)	0.02	0.05
Distributions
From net investment income	– (B)	– (B)	– (B)	(0.02)	(0.05)
Total distributions	– (B)	– (B)	– (B)	(0.02)	(0.05)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	–% (D)	–% (D)	0.13%	2.37%	4.91%
Net assets end of year (000’s)	$356,818	$393,768	$493,531	$806,629	$495,893
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21% (E)	0.23% (E)	0.36% (E),(F)	0.41%	0.40%
Before reimbursement/fee waiver	0.43%	0.40%	0.43% (F)	0.41%	0.40%
Net investment income, to average net assets	–% (D)	0.01%	0.15%	2.31%	4.88%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(A)	– (B)	– (B)	– (B)	0.02	0.05
Total operations	– (B)	– (B)	– (B)	0.02	0.05
Distributions
From net investment income	– (B)	– (B)	– (B)	(0.02)	(0.05)
Total distributions	– (B)	– (B)	– (B)	(0.02)	(0.05)
Net asset value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	–% (D)	–% (D)	0.04%	2.28%	4.65%
Net assets end of year (000’s)	$339,865	$247,082	$250,760	$297,764	$94,703
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21% (E)	0.23% (E)	0.46% (E),(F)	0.66%	0.65%
Before reimbursement/fee waiver	0.68%	0.65%	0.68% (F)	0.66%	0.65%
Net investment income, to average net assets	–% (D)	0.01%	0.04%	1.95%	4.62%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01)% or 0.01%.
(E)	Transamerica Asset Management, Inc. or any of it's affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(F)	Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica AEGON U.S Government Securities VP
(formerly, Transamerica U.S. Government Securities VP)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.75	$12.89	$12.64	$12.00	$11.86
Investment operations
Net investment income(A)	0.32	0.35	0.39	0.44	0.54
Net realized and unrealized gain	0.65	0.22	0.17	0.47	0.16
Total operations	0.97	0.57	0.56	0.91	0.70
Distributions
From net investment income	(0.37)	(0.41)	(0.31)	(0.27)	(0.56)
From net realized gains	(0.22)	(0.30)	–	–	–
Total distributions	(0.59)	(0.71)	(0.31)	(0.27)	(0.56)
Net asset value
End of year	$13.13	$12.75	$12.89	$12.64	$12.00
Total return(B)	7.69%	4.40%	4.47%	7.66%	6.05%
Net assets end of year (000’s)	$331,980	$190,139	$202,820	$247,964	$149,664
Ratio and supplemental data
Expenses to average net assets	0.62%	0.61%	0.61%	0.60%	0.62%
Net investment income, to average net assets	2.46%	2.69%	3.09%	3.60%	4.56%
Portfolio turnover rate	184%	110%	157%	200%	170%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.98	$13.10	$12.86	$12.23	$12.09
Investment operations
Net investment income(A)	0.28	0.32	0.37	0.39	0.52
Net realized and unrealized gain	0.66	0.23	0.16	0.51	0.16
Total operations	0.94	0.55	0.53	0.90	0.68
Distributions
From net investment income	(0.33)	(0.37)	(0.29)	(0.27)	(0.54)
From net realized gains	(0.22)	(0.30)	–	–	–
Total distributions	(0.55)	(0.67)	(0.29)	(0.27)	(0.54)
Net asset value
End of year	$13.37	$12.98	$13.10	$12.86	$12.23
Total return(B)	7.37%	4.22%	4.20%	7.42%	5.78%
Net assets end of year (000’s)	$632,119	$407,799	$468,117	$620,178	$26,213
Ratio and supplemental data
Expenses to average net assets	0.87%	0.86%	0.86%	0.85%	0.87%
Net investment income, to average net assets	2.17%	2.43%	2.84%	3.14%	4.29%
Portfolio turnover rate	184%	110%	157%	200%	170%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica AllianceBernstein Dynamic Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.11	$7.86	$6.21	$12.48	$12.03
Investment operations
Net investment income(A)	0.11	0.11	0.19	0.18	0.16
Net realized and unrealized gain (loss)	0.04	0.59	1.73	(4.05)	1.91
Total operations	0.15	0.70	1.92	(3.87)	2.07
Distributions
From net investment income	(0.07)	(0.45)	(0.27)	(0.18)	(0.26)
From net realized gains	–	–	–	(2.22)	(1.36)
Total distributions	(0.07)	(0.45)	(0.27)	(2.40)	(1.62)
Net asset value
End of year	$8.19	$8.11	$7.86	$6.21	$12.48
Total return(B)	1.81%	9.29%	31.30%	(36.87)%	18.63%
Net assets end of year (000’s)	$43,427	$52,004	$125,132	$156,137	$270,218
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00%	1.04%	0.82%	0.81%	0.79%
Before reimbursement/fee waiver	0.99%	1.05%	0.82%	0.81%	0.79%
Net investment income, to average net assets	1.27%	1.41%	2.82%	1.88%	1.30%
Portfolio turnover rate	24%	149%	168%	97%	79%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.09	$7.84	$6.18	$12.42	$11.98
Investment operations
Net investment income(A)	0.08	0.07	0.17	0.14	0.13
Net realized and unrealized gain (loss)	0.05	0.62	1.73	(4.01)	1.91
Total operations	0.13	0.69	1.90	(3.87)	2.04
Distributions
From net investment income	(0.06)	(0.44)	(0.24)	(0.15)	(0.24)
From net realized gains	–	–	–	(2.22)	(1.36)
Total distributions	(0.06)	(0.44)	(0.24)	(2.37)	(1.60)
Net asset value
End of year	$8.16	$8.09	$7.84	$6.18	$12.42
Total return(B)	1.66%	9.15%	31.16%	(37.00)%	18.29%
Net assets end of year (000’s)	$221,193	$40,322	$12,160	$7,777	$18,157
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.25%	1.29%	1.07%	1.06%	1.04%
Before reimbursement/fee waiver	1.24%	1.30%	1.07%	1.06%	1.04%
Net investment income, to average net assets	0.98%	0.90%	2.48%	1.46%	1.02%
Portfolio turnover rate	24%	149%	168%	97%	79%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.29	$9.80	$8.29	$11.49	$11.54
Investment operations
Net investment income(A),(B)	0.36	0.30	0.37	0.46	0.42
Net realized and unrealized gain (loss)	(0.09)	0.55	1.69	(2.75)	0.29
Total operations	0.27	0.85	2.06	(2.29)	0.71
Distributions
From net investment income	(0.29)	(0.33)	(0.40)	(0.31)	(0.34)
From net realized gains	–	(0.03)	(0.15)	(0.60)	(0.42)
Total distributions	(0.29)	(0.36)	(0.55)	(0.91)	(0.76)
Net asset value
End of year	$10.27	$10.29	$9.80	$8.29	$11.49
Total return(C)	2.65%	8.93%	25.22%	(21.18)%	6.38%
Net assets end of year (000’s)	$532,350	$551,227	$554,813	$497,129	$554,977
Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.13%	0.14%	0.13%
Net investment income, to average net assets(B)	3.43%	3.01%	4.07%	4.47%	3.60%
Portfolio turnover rate(E)	29%	41%	25%	25%	43%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.21	$9.73	$8.24	$11.44	$11.50
Investment operations
Net investment income(A),(B)	0.33	0.28	0.37	0.48	0.40
Net realized and unrealized gain (loss)	(0.09)	0.54	1.65	(2.79)	0.28
Total operations	0.24	0.82	2.02	(2.31)	0.68
Distributions
From net investment income	(0.27)	(0.31)	(0.38)	(0.29)	(0.32)
From net realized gains	–	(0.03)	(0.15)	(0.60)	(0.42)
Total distributions	(0.27)	(0.34)	(0.53)	(0.89)	(0.74)
Net asset value
End of year	$10.18	$10.21	$9.73	$8.24	$11.44
Total return(C)	2.36%	8.71%	24.90%	(21.40)%	6.15%
Net assets end of year (000’s)	$1,148,570	$1,025,268	$823,054	$465,802	$392,969
Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.38%	0.39%	0.38%
Net investment income, to average net assets(B)	3.22%	2.86%	4.10%	4.69%	3.48%
Portfolio turnover rate(E)	29%	41%	25%	25%	43%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.70	$7.66	$6.57	$13.77	$13.63
Investment operations
Net investment income(A),(B)	0.11	0.10	0.09	0.20	0.28
Net realized and unrealized gain (loss)	(0.58)	1.03	1.80	(5.02)	0.75
Total operations	(0.47)	1.13	1.89	(4.82)	1.03
Distributions
From net investment income	(0.11)	(0.09)	(0.20)	(0.30)	(0.33)
From net realized gains	–	–	(0.60)	(2.08)	(0.56)
Total distributions	(0.11)	(0.09)	(0.80)	(2.38)	(0.89)
Net asset value
End of year	$8.12	$8.70	$7.66	$6.57	$13.77
Total return(C)	(5.42)%	14.95%	29.82%	(39.63)%	7.76%
Net assets end of year (000’s)	$713,019	$844,916	$808,954	$658,400	$1,260,779
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.14%	0.14%	0.14%	0.13%
Net investment income, to average net assets(B)	1.22%	1.23%	1.21%	1.94%	2.00%
Portfolio turnover rate(E)	27%	16%	18%	19%	26%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.64	$7.61	$6.52	$13.67	$13.54
Investment operations
Net investment income(A),(B)	0.08	0.08	0.06	0.17	0.26
Net realized and unrealized gain (loss)	(0.57)	1.02	1.79	(4.97)	0.73
Total operations	(0.49)	1.10	1.85	(4.80)	0.99
Distributions
From net investment income	(0.09)	(0.07)	(0.17)	(0.27)	(0.30)
From net realized gains	–	–	(0.59)	(2.08)	(0.56)
Total distributions	(0.09)	(0.07)	(0.76)	(2.35)	(0.86)
Net asset value
End of year	$8.06	$8.64	$7.61	$6.52	$13.67
Total return(C)	(5.69)%	14.65%	29.54%	(39.75)%	7.54%
Net assets end of year (000’s)	$204,208	$239,112	$215,166	$171,239	$411,079
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income, to average net assets(B)	0.94%	0.99%	0.98%	1.51%	1.86%
Portfolio turnover rate(E)	27%	16%	18%	19%	26%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.58	$9.61	$8.16	$14.07	$13.72
Investment operations
Net investment income(A),(B)	0.25	0.21	0.23	0.34	0.37
Net realized and unrealized gain (loss)	(0.47)	0.98	2.00	(4.58)	0.67
Total operations	(0.22)	1.19	2.23	(4.24)	1.04
Distributions
From net investment income	(0.22)	(0.22)	(0.30)	(0.34)	(0.34)
From net realized gains	–	–	(0.48)	(1.33)	(0.35)
Total distributions	(0.22)	(0.22)	(0.78)	(1.67)	(0.69)
Net asset value
End of year	$10.14	$10.58	$9.61	$8.16	$14.07
Total return(C)	(2.01)%	12.73%	28.16%	(32.76)%	7.81%
Net assets end of year (000’s)	$1,238,065	$1,442,467	$1,426,280	$1,217,825	$2,229,744
Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income, to average net assets(B)	2.37%	2.13%	2.61%	2.94%	2.63%
Portfolio turnover rate(E)	30%	29%	13%	18%	24%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.47	$9.52	$8.09	$13.97	$13.64
Investment operations
Net investment income(A),(B)	0.23	0.19	0.21	0.34	0.37
Net realized and unrealized gain (loss)	(0.47)	0.96	1.98	(4.58)	0.63
Total operations	(0.24)	1.15	2.19	(4.24)	1.00
Distributions
From net investment income	(0.20)	(0.20)	(0.28)	(0.32)	(0.32)
From net realized gains	–	–	(0.48)	(1.32)	(0.35)
Total distributions	(0.20)	(0.20)	(0.76)	(1.64)	(0.67)
Net asset value
End of year	$10.03	$10.47	$9.52	$8.09	$13.97
Total return(C)	(2.28)%	12.40%	27.87%	(32.92)%	7.56%
Net assets end of year (000’s)	$3,379,997	$3,703,837	$3,289,225	$2,187,892	$2,797,290
Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income, to average net assets(B)	2.16%	1.94%	2.49%	2.99%	2.64%
Portfolio turnover rate(E)	30%	29%	13%	18%	24%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.45	$9.77	$8.36	$12.90	$12.66
Investment operations
Net investment income(A),(B)	0.32	0.27	0.32	0.50	0.40
Net realized and unrealized gain (loss)	(0.26)	0.71	1.83	(3.59)	0.57
Total operations	0.06	0.98	2.15	(3.09)	0.97
Distributions
From net investment income	(0.25)	(0.30)	(0.39)	(0.37)	(0.39)
From net realized gains	–	–	(0.35)	(1.08)	(0.34)
Total distributions	(0.25)	(0.30)	(0.74)	(1.45)	(0.73)
Net asset value
End of year	$10.26	$10.45	$9.77	$8.36	$12.90
Total return(C)	0.59%	10.37%	26.40%	(25.96)%	7.95%
Net assets end of year (000’s)	$946,623	$1,083,121	$1,101,652	$957,157	$1,550,984
Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income, to average net assets(B)	3.04%	2.68%	3.63%	4.50%	3.10%
Portfolio turnover rate(E)	23%	32%	18%	23%	20%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.37	$9.70	$8.30	$12.83	$12.60
Investment operations
Net investment income(A),(B)	0.32	0.25	0.32	0.37	0.39
Net realized and unrealized gain (loss)	(0.29)	0.70	1.80	(3.47)	0.55
Total operations	0.03	0.95	2.12	(3.10)	0.94
Distributions
From net investment income	(0.23)	(0.28)	(0.37)	(0.35)	(0.37)
From net realized gains	–	–	(0.35)	(1.08)	(0.34)
Total distributions	(0.23)	(0.28)	(0.72)	(1.43)	(0.71)
Net asset value
End of year	$10.17	$10.37	$9.70	$8.30	$12.83
Total return(C)	0.29%	10.14%	26.20%	(26.19)%	7.73%
Net assets end of year (000’s)	$2,772,819	$2,178,041	$1,842,404	$1,190,212	$1,452,693
Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income, to average net assets(B)	3.02%	2.50%	3.54%	3.36%	3.03%
Portfolio turnover rate(E)	23%	32%	18%	23%	20%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	Year Ended December 31,		May 1 to Dec 31, 2009(B)
		2011	2010
Net asset value
Beginning of year	$10.00	$13.29	$12.16	$10.00
Investment operations
Net investment income(C),(D)	0.46	0.39	0.21	0.37
Net realized and unrealized gain (loss)	(1.41)	(0.90)	0.97	1.79
Total operations	(0.95)	(0.51)	1.18	2.16
Distributions
From net investment income	–	(0.08)	(0.05)	–
From net realized gains	–	(0.05)	–	–
Total distributions	–	(0.13)	(0.05)	–
Net asset value
End of year	$9.05	$12.65	$13.29	$12.16
Total return(E)	(9.50)% (F)	(3.83)%	9.78%	21.60% (F)
Net assets end of year (000’s)	$1,855	$1,055,579	$658,024	$157,420
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.08% (H)	0.32%	0.30%	0.35% (H)
Before reimbursement/fee waiver	0.13% (H)	0.37%	0.35%	0.40% (H)
Net investment income, to average net assets(D)	7.44% (H)	2.96%	1.71%	4.74%(H)
(A)	Commenced operations on May 1, 2011.
(B)	Commenced operations on May 1, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the master portfolio in which the fund invests.
(H)	Annualized.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica BlackRock Large Cap Value VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.65	$12.46	$11.09	$19.16	$20.80
Investment operations
Net investment income(A)	0.20	0.19	0.19	0.21	0.20
Net realized and unrealized gain (loss)	0.14	1.09	1.35	(6.18)	0.72
Total operations	0.34	1.28	1.54	(5.97)	0.92
Distributions
From net investment income	(0.25)	(0.09)	(0.17)	(0.15)	(0.20)
From net realized gains	–	–	–	(1.95)	(2.36)
Total distributions	(0.25)	(0.09)	(0.17)	(2.10)	(2.56)
Net asset value
End of year	$13.74	$13.65	$12.46	$11.09	$19.16
Total return(B)	2.66%	10.44%	13.99%	(33.89)%	4.64%
Net assets end of year (000’s)	$1,092,567	$1,433,863	$1,184,485	$712,006	$860,991
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.84%	0.83%	0.85%
Net investment income, to average net assets	1.44%	1.50%	1.73%	1.38%	0.94%
Portfolio turnover rate	85%	99%	128%	85%	67%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.69	$12.52	$11.13	$19.21	$20.87
Investment operations
Net investment income(A)	0.17	0.16	0.17	0.17	0.14
Net realized and unrealized gain (loss)	0.15	1.09	1.35	(6.20)	0.73
Total operations	0.32	1.25	1.52	(6.03)	(0.87)
Distributions
From net investment income	(0.23)	(0.08)	(0.13)	(0.10)	(0.17)
From net realized gains	–	–	–	(1.95)	(2.36)
Total distributions	(0.23)	(0.08)	(0.13)	(2.05)	(2.53)
Net asset value
End of year	$13.78	$13.69	$12.52	$11.13	$19.21
Total return(B)	2.46%	10.15%	13.71%	(34.06)%	4.35%
Net assets end of year (000’s)	$88,258	$76,476	$37,502	$15,319	$33,514
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.09%	1.08%	1.10%
Net investment income, to average net assets	1.22%	1.26%	1.47%	1.06%	0.70%
Portfolio turnover rate	85%	99%	128%	85%	67%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	Year Ended December 31,		May 1 to Dec 31, 2009(B)
		2011	2010
Net asset value
Beginning of period/year	$10.00	$13.47	$12.19	$10.00
Investment operations
Net investment income(C),(D)	0.18	0.39	0.44	0.34
Net realized and unrealized gain (loss)	(0.50)	0.11	0.92	1.85
Total operations	(0.32)	0.50	1.36	2.19
Distributions
From net investment income	–	(0.15)	(0.05)	–
From net realized gains	–	(0.12)	(0.03)	–
Total distributions	–	(0.27)	(0.08)	–
Net asset value
End of year	$9.68	$13.70	$13.47	$12.19
Total return(E)	(3.20)% (F)	3.74%	11.24%	21.90% (F)
Net assets end of year (000’s)	$1,096	$391,667	$192,908	$42,149
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.15% (H)	0.40%	0.42%	0.50% (H)
Before reimbursement/fee waiver	0.15% (H)	0.40%	0.41%	0.61% (H)
Net investment income, to average net assets(D)	2.77% (H)	2.85%	3.47%	4.36% (H)
Portfolio turnover rate(I)	62% (F)	62%	46%	19%(F)
(A)	Commenced operations on May 1, 2011.
(B)	Commenced operations on May 1, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.30	$10.46	$7.84	$19.64	$24.54
Investment operations
Net investment income(A)	0.25	0.21	0.23	0.38	0.36
Net realized and unrealized gain (loss)	(0.88)	1.32	2.39	(7.03)	(1.77)
Total operations	(0.63)	1.53	2.62	(6.65)	(1.41)
Distributions
From net investment income	(0.81)	(0.69)	–	(0.47)	(1.73)
From net realized gains	–	–	–	(4.68)	(1.76)
Total distributions	(0.81)	(0.69)	–	(5.15)	(3.49)
Net asset value
End of year	$9.86	$11.30	$10.46	$7.84	$19.64
Total return(B)	(5.74)%	15.67%	33.42%	(42.38)%	(6.70)%
Net assets end of year (000’s)	$288,708	$495,241	$493,900	$339,659	$667,356
Ratio and supplemental data
Expenses to average net assets	0.88%	0.90%	0.91%	0.87%	0.84%
Net investment income, to average net assets	2.24%	2.01%	2.73%	2.61%	1.51%
Portfolio turnover rate	36%	60%	61%	48%	60%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.72	$10.84	$8.15	$20.12	$25.06
Investment operations
Net investment income(A)	0.21	0.17	0.22	0.36	0.31
Net realized and unrealized gain (loss)	(0.90)	1.38	2.47	(7.27)	(1.80)
Total operations	(0.69)	1.55	2.69	(6.91)	(1.49)
Distributions
From net investment income	(0.79)	(0.67)	–	(0.38)	(1.69)
From net realized gains	–	–	–	(4.68)	(1.76)
Total distributions	(0.79)	(0.67)	–	(5.06)	(3.45)
Net asset value
End of year	$10.24	$11.72	$10.84	$8.15	$20.12
Total return(B)	(6.01)%	15.30%	33.01%	(42.49)%	(6.91)%
Net assets end of year (000’s)	$44,260	$33,421	$18,785	$14,810	$41,216
Ratio and supplemental data
Expenses to average net assets	1.13%	1.15%	1.16%	1.12%	1.09%
Net investment income, to average net assets	1.89%	1.59%	2.46%	2.35%	1.26%
Portfolio turnover rate	36%	60%	61%	48%	60%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Efficient Markets VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	Nov 10 to Dec 31, 2008(A)
Net asset value
Beginning of year	$13.49	$12.27	$10.39	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.26	0.27	0.10
Net realized and unrealized gain (loss)	(0.54)	1.26	1.62	0.29
Total operations	(0.27)	1.52	1.89	0.39
Distributions
From net investment income	(0.12)	(0.09)	(0.01)	–
From net realized gains	(0.19)	(0.21)	– (D)	–
Total distributions	(0.31)	(0.30)	(0.01)	–
Net asset value
End of year	$12.91	$13.49	$12.27	$10.39
Total return(E)	(1.93)%	12.68%	18.15%	3.90% (F)
Net assets end of year (000’s)	$1,220	$1,054	$831	$260
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.52%	0.52%	0.52%	0.52% (H)
Before reimbursement/fee waiver	0.49%	0.52%	0.70%	17.77% (H)
Net investment income, to average net assets(C)	2.01%	2.01%	2.42%	7.15% (H)
Portfolio turnover rate(I)	44%	17%	37%	2%(F)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,			Nov 10 to Dec 31, 2008(A)
	2011	2010	2009
Net asset value
Beginning of year	$13.43	$12.24	$10.39	$10.00
Investment operations
Net investment income(B),(C)	0.24	0.23	0.25	0.11
Net realized and unrealized gain (loss)	(0.54)	1.25	1.61	0.28
Total operations	(0.30)	1.48	1.86	0.39
Distributions
From net investment income	(0.11)	(0.08)	(0.01)	–
From net realized gains	(0.19)	(0.21)	– (D)	–
Total distributions	(0.30)	(0.29)	(0.01)	–
Net asset value
End of year	$12.83	$13.43	$12.24	$10.39
Total return(E)	(2.19)%	12.38%	17.86%	3.90% (F)
Net assets end of year (000’s)	$114,408	$71,452	$26,854	$1,157
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.77%	0.77%	0.77%	0.77% (H)
Before reimbursement/fee waiver	0.74%	0.77%	0.95%	18.02% (H)
Net investment income, to average net assets(C)	1.83%	1.84%	2.20%	8.04% (H)
Portfolio turnover rate(I)	44%	17%	37%	2%(F)
(A)	Commenced operations on November 10, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Hanlon Balanced VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.97	$11.40	$10.00
Investment operations
Net investment income(B),(C)	0.18	0.21	0.49
Net realized and unrealized gain (loss)	(0.52)	(0.59)	0.91
Total operations	(0.34)	(0.38)	1.40
Distributions
From net investment income	(0.14)	(0.03)	–
From net realized gains	–	(0.02)	–
Total distributions	(0.14)	(0.05)	–
Net asset value
End of year	$10.49	$10.97	$11.40
Total return(D)	(3.10)%	(3.28)%	14.00% (E)
Net assets end of year (000’s)	$10,041	$10,832	$5,067
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.00%	1.00%	1.00% (G)
Before reimbursement/recaptured expense	0.99%	1.02%	2.06% (G)
Net investment income, to average net assets(C)	1.63%	1.96%	6.78% (G)
Portfolio turnover rate(H)	788%	981%	48%(E)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.93	$11.38	$10.00
Investment operations
Net investment income(B),(C)	0.17	0.20	0.62
Net realized and unrealized gain (loss)	(0.54)	(0.60)	0.76
Total operations	(0.37)	(0.40)	1.38
Distributions
From net investment income	(0.13)	(0.03)	–
From net realized gains	–	(0.02)	–
Total distributions	(0.13)	(0.05)	–
Net asset value
End of year	$10.43	$10.93	$11.38
Total return(D)	(3.41)%	(3.46)%	13.80% (E)
Net assets end of year (000’s)	$63,413	$59,866	$3,186
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.25%	1.25%	1.25% (G)
Before reimbursement/recaptured expense	1.24%	1.27%	2.31% (G)
Net investment income, to average net assets(C)	1.53%	1.85%	8.50% (G)
Portfolio turnover rate(H)	788%	981%	48%(E)
(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Hanlon Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.29	$11.52	$10.00
Investment operations
Net investment income(B),(C)	0.14	0.19	0.48
Net realized and unrealized gain (loss)	(1.41)	(0.26)	1.04
Total operations	(1.27)	(0.07)	1.52
Distributions
From net investment income	(0.17)	(0.10)	–
From net realized gains	– (D)	(0.06)	–
Total distributions	(0.17)	(0.16)	–
Net asset value
End of year	$9.85	$11.29	$11.52
Total return(E)	(11.37)%	(0.44)%	15.20% (F)
Net assets end of year (000’s)	$13,192	$14,602	$10,661
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1.00%	1.00%	1.00% (H)
Before reimbursement/fee waiver	1.01%	1.05%	1.53% (H)
Net investment income, to average net assets(C)	1.23%	1.75%	6.64% (H)
Portfolio turnover rate(I)	1351%	1068%	68%(F)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.24	$11.50	$10.00
Investment operations
Net investment income(B),(C)	0.10	0.15	0.62
Net realized and unrealized gain (loss)	(1.40)	(0.25)	0.88
Total operations	(1.30)	(0.10)	1.50
Distributions
From net investment income	(0.15)	(0.10)	–
From net realized gains	– (D)	(0.06)	–
Total distributions	(0.15)	(0.16)	–
Net asset value
End of year	$9.79	$11.24	$11.50
Total return(E)	(11.62)%	(0.70)%	15.00% (F)
Net assets end of year (000’s)	$33,052	$32,897	$2,093
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1.25%	1.25%	1.25% (H)
Before reimbursement/fee waiver	1.26%	1.29%	1.78% (H)
Net investment income, to average net assets(C)	0.91%	1.42%	8.51% (H)
Portfolio turnover rate(I)	1351%	1068%	68%(F)
(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Hanlon Growth and Income VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.11	$11.43	$10.00
Investment operations
Net investment income(B),(C)	0.16	0.21	0.48
Net realized and unrealized gain (loss)	(0.95)	(0.43)	0.95
Total operations	(0.79)	(0.22)	1.43
Distributions
From net investment income	(0.15)	(0.06)	–
From net realized gains	–	(0.04)	–
Total distributions	(0.15)	(0.10)	–
Net asset value
End of year	$10.17	$11.11	$11.43
Total return(D)	(7.15)%	(1.85)%	14.30% (E)
Net assets end of year (000’s)	$9,521	$9,743	$6,712
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	1.00% (G)
Before reimbursement/fee waiver	1.00%	1.06%	1.88% (G)
Net investment income, to average net assets(C)	1.49%	1.94%	6.73% (G)
Portfolio turnover rate(H)	1059%	1006%	56%(E)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.07	$11.42	$10.00
Investment operations
Net investment income(B),(C)	0.14	0.18	0.58
Net realized and unrealized gain (loss)	(0.96)	(0.43)	0.84
Total operations	(0.82)	(0.25)	1.42
Distributions
From net investment income	(0.14)	(0.06)	–
From net realized gains	–	(0.04)	–
Total distributions	(0.14)	(0.10)	–
Net asset value
End of year	$10.11	$11.07	$11.42
Total return(D)	(7.46)%	(2.12)%	14.20% (E)
Net assets end of year (000’s)	$39,790	$34,640	$2,285
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.25%	1.25%	1.25% (G)
Before reimbursement/fee waiver	1.25%	1.30%	2.13% (G)
Net investment income, to average net assets(C)	1.25%	1.71%	8.02% (G)
Portfolio turnover rate(H)	1059%	1006%	56%(E)
(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Hanlon Income VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.08	$11.09	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.24	0.35
Net realized and unrealized gain (loss)	0.08	(0.20)	0.74
Total operations	0.35	0.04	1.09
Distributions
From net investment income	(0.19)	(0.02)	–
From net realized gains	(0.05)	(0.03)	–
Total distributions	(0.24)	(0.05)	–
Net asset value
End of year	$11.19	$11.08	$11.09
Total return(D)	3.16%	0.39%	10.90% (E)
Net assets end of year (000’s)	$30,757	$29,069	$17,794
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.95%	0.98%	1.00% (G)
Before reimbursement/recaptured expense	0.95%	0.97%	1.32% (G)
Net investment income, to average net assets(C)	2.44%	2.15%	4.90% (G)
Portfolio turnover rate(H)	297%	525%	99%(E)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.04	$11.08	$10.00
Investment operations
Net investment income(B),(C)	0.24	0.24	0.39
Net realized and unrealized gain (loss)	0.08	(0.23)	0.69
Total operations	0.32	0.01	1.08
Distributions
From net investment income	(0.17)	(0.02)	–
From net realized gains	(0.05)	(0.03)	–
Total distributions	(0.22)	(0.05)	–
Net asset value
End of year	$11.14	$11.04	$11.08
Total return(D)	2.93%	0.12%	10.80% (E)
Net assets end of year (000’s)	$230,532	$254,768	$19,495
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.20%	1.23%	1.25% (G)
Before reimbursement/recaptured expense	1.20%	1.22%	1.57% (G)
Net investment income, to average net assets(C)	2.16%	2.20%	5.29% (G)
Portfolio turnover rate(H)	297%	525%	99%(E)
(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Index 35 VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		Nov 19 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.97	$10.00	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.27	0.07
Net realized and unrealized gain (loss)	0.11	0.70	(0.07)
Total operations	0.38	0.97	–
Distributions
From net investment income	(0.08)	– (D)	–
From net realized gains	(0.03)	–	–
Total distributions	(0.11)	– (D)	–
Net asset value
End of year	$11.24	$10.97	$10.00
Total return(E)	3.49%	9.72%	–% (F)
Net assets end of year (000’s)	$284	$275	$250
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.37%	0.37%	0.37% (H)
Before reimbursement/fee waiver	0.37%	0.45%	27.72% (H)
Net investment income, to average net assets(C)	2.44%	2.60%	5.92% (H)
Portfolio turnover rate(I)	47%	13%	1%(F)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		Nov 19 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.94	$10.00	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.33	0.10
Net realized and unrealized gain (loss)	0.07	0.61	(0.10)
Total operations	0.34	0.94	–
Distributions
From net investment income	(0.07)	– (D)	–
From net realized gains	(0.03)	–	–
Total distributions	(0.10)	– (D)	–
Net asset value
End of year	$11.18	$10.94	$10.00
Total return(E)	3.17%	9.42%	–% (F)
Net assets end of year (000’s)	$226,876	$84,673	$1,755
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.62%	0.62%	0.62% (H)
Before reimbursement/fee waiver	0.62%	0.70%	27.97% (H)
Net investment income, to average net assets(C)	2.42%	3.14%	8.60% (H)
Portfolio turnover rate(I)	47%	13%	1%(F)
(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Index 50 VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			May 1 to Dec 31, 2008(A)
	2011	2010	2009
Net asset value
Beginning of year	$10.46	$9.63	$8.28	$10.00
Investment operations
Net investment income(B),(C)	0.23	0.34	0.26	0.25
Net realized and unrealized gain (loss)	(0.07)	0.71	1.12	(1.97)
Total operations	0.16	1.05	1.38	(1.72)
Distributions
From net investment income	(0.13)	(0.12)	(0.03)	–
From net realized gains	(0.12)	(0.10)	–	–
Total distributions	(0.25)	(0.22)	(0.03)	–
Net asset value
End of year	$10.37	$10.46	$9.63	$8.28
Total return(D)	1.57%	11.07%	16.62%	(17.20)% (E)
Net assets end of year (000’s)	$718	$1,597	$378	$315
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.34%	0.37%	0.37%	0.37% (G)
Before reimbursement/recaptured expense	0.34%	0.35%	0.38%	1.23% (G)
Net investment income, to average net assets(C)	2.11%	3.33%	2.91%	4.21% (G)
Portfolio turnover rate(H)	70%	12%	27%	17% (E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31, 2008(A)
	2011	2010	2009
Net asset value
Beginning of year	$10.40	$9.60	$8.26	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.25	0.28	0.38
Net realized and unrealized gain (loss)	(0.12)	0.76	1.08	(2.12)
Total operations	0.15	1.01	1.36	(1.74)
Distributions
From net investment income	(0.12)	(0.11)	(0.02)	–
From net realized gains	(0.12)	(0.10)	–	–
Total distributions	(0.24)	(0.21)	(0.02)	–
Net asset value
End of year	$10.31	$10.40	$9.60	$8.26
Total return(D)	1.47%	10.69%	16.53%	(17.40)% (E)
Net assets end of year (000’s)	$815,616	$348,076	$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.59%	0.62%	0.62%	0.62% (G)
Before reimbursement/recaptured expense	0.59%	0.60%	0.63%	1.48% (G)
Net investment income, to average net assets(C)	2.53%	2.55%	3.09%	7.06% (G)
Portfolio turnover rate(H)	70%	12%	27%	17%(E)
(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Index 75 VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			May 1 to Dec 31, 2008(A)
	2011	2010	2009
Net asset value
Beginning of year	$9.96	$9.01	$7.31	$10.00
Investment operations
Net investment income(B),(C)	0.20	0.28	0.16	0.33
Net realized and unrealized gain (loss)	(0.29)	0.87	1.57	(3.02)
Total operations	(0.09)	1.15	1.73	(2.69)
Distributions
From net investment income	(0.16)	(0.11)	(0.03)	–
From net realized gains	(0.11)	(0.09)	– (D)	–
Total distributions	(0.27)	(0.20)	(0.03)	–
Net asset value
End of year	$9.60	$9.96	$9.01	$7.31
Total return(E)	(0.86)%	13.15%	23.68%	(26.90)% (F)
Net assets end of year (000’s)	$2,017	$2,686	$1,016	$2
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recaptured expense	0.34%	0.34%	0.37%	0.37% (H)
Before reimbursement/recaptured expense	0.34%	0.34%	0.35%	0.67% (H)
Net investment income, to average net assets(C)	1.94%	2.99%	2.17%	6.63% (H)
Portfolio turnover rate(I)	79%	7%	24%	11%(F)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31, 2008(A)
	2011	2010	2009
Net asset value
Beginning of year	$9.89	$8.95	$7.29	$10.00
Investment operations
Net investment income(B),(C)	0.20	0.20	0.23	0.38
Net realized and unrealized gain (loss)	(0.32)	0.93	1.46	(3.09)
Total operations	(0.12)	1.13	1.69	(2.71)
Distributions
From net investment income	(0.15)	(0.10)	(0.03)	–
From net realized gains	(0.10)	(0.09)	– (D)	–
Total distributions	(0.25)	(0.19)	(0.03)	–
Net asset value
End of year	$9.52	$9.89	$8.95	$7.29
Total return(E)	(1.13)%	13.00%	23.18%	(27.10)% (F)
Net assets end of year (000’s)	$849,926	$705,936	$431,394	$57
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recaptured expense	0.59%	0.59%	0.62%	0.62% (H)
Before reimbursement/recaptured expense	0.59%	0.59%	0.60%	0.92% (H)
Net investment income, to average net assets(C)	2.02%	2.25%	2.75%	7.71% (H)
Portfolio turnover rate(I)	79%	7%	24%	11%(F)
(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Index 100 VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		Nov 19 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.76	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.21	0.20	0.10
Net realized and unrealized gain (loss)	(0.65)	1.31	0.16
Total operations	(0.44)	1.51	0.26
Distributions
From net investment income	(0.09)	(0.01)	–
From net realized gains	– (D)	– (D)	–
Total distributions	(0.09)	(0.01)	–
Net asset value
End of year	$11.23	$11.76	$10.26
Total return(E)	(3.68)%	14.70%	2.60% (F)
Net assets end of year (000’s)	$283	$294	$257
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.40%	0.40%	0.40% (H)
Before reimbursement/fee waiver	0.44%	0.62%	61.05% (H)
Net investment income, to average net assets(C)	1.81%	1.94%	8.52% (H)
Portfolio turnover rate(I)	73%	13%	7%(F)
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		Nov 19 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$11.73	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.22	0.34	0.14
Net realized and unrealized gain (loss)	(0.68)	1.14	0.12
Total operations	(0.46)	1.48	0.26
Distributions
From net investment income	(0.08)	(0.01)	–
From net realized gains	(0.01)	– (D)	–
Total distributions	(0.09)	(0.01)	–
Net asset value
End of year	$11.18	$11.73	$10.26
Total return(E)	(3.92)%	14.41%	2.60% (F)
Net assets end of year (000’s)	$46,341	$23,119	$640
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.65%	0.65%	0.65% (H)
Before reimbursement/fee waiver	0.69%	0.87%	61.30% (H)
Net investment income, to average net assets(C)	1.87%	3.16%	12.07% (H)
Portfolio turnover rate(I)	73%	13%	7%(F)
(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.13	$8.50	$6.72	$11.12	$10.43
Investment operations
Net investment income(A),(B)	0.25	0.20	0.25	0.26	0.56
Net realized and unrealized gain (loss)	(0.92)	0.66	1.73	(4.14)	0.34
Total operations	(0.67)	0.86	1.98	(3.88)	0.90
Distributions
From net investment income	(0.19)	(0.23)	(0.20)	(0.21)	(0.13)
From net realized gains	–	–	–	(0.31)	(0.08)
Total distributions	(0.19)	(0.23)	(0.20)	(0.52)	(0.21)
Net asset value
End of year	$8.27	$9.13	$8.50	$6.72	$11.12
Total return(C)	(7.37)%	10.50%	29.69%	(36.12)%	8.69%
Net assets end of year (000’s)	$19,685	$21,033	$19,430	$15,195	$24,495
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recaptured expense	0.14%	0.14%	0.14%	0.15%	0.19%
Before reimbursement/recaptured expense	0.14%	0.14%	0.14%	0.15%	0.17%
Net investment income, to average net assets(B)	2.94%	2.34%	3.43%	2.76%	5.05%
Portfolio turnover rate(E)	57%	20%	31%	19%	1%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.06	$8.44	$6.68	$11.08	$10.41
Investment operations
Net investment income(A),(B)	0.24	0.18	0.25	0.28	0.57
Net realized and unrealized gain (loss)	(0.92)	0.66	1.70	(4.17)	0.31
Total operations	(0.68)	0.84	1.95	(3.89)	0.88
Distributions
From net investment income	(0.17)	(0.22)	(0.19)	(0.20)	(0.13)
From net realized gains	–	–	–	(0.31)	(0.08)
Total distributions	(0.17)	(0.22)	(0.19)	(0.51)	(0.21)
Net asset value
End of year	$8.21	$9.06	$8.44	$6.68	$11.08
Total return(C)	(7.53)%	10.24%	29.33%	(36.32)%	8.49%
Net assets end of year (000’s)	$444,948	$488,673	$422,402	$255,872	$225,620
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recaptured expense	0.39%	0.39%	0.39%	0.40%	0.44%
Before reimbursement/recaptured expense	0.39%	0.39%	0.39%	0.40%	0.42%
Net investment income, to average net assets(B)	2.64%	2.13%	3.40%	3.08%	5.18%
Portfolio turnover rate(E)	57%	20%	31%	19%	1%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the affiliated investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Janus Balanced VP
(formerly, Transamerica Global Commodities & Hard Assets VP)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		Jul 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.64	$10.34	$10.00
Investment operations
Net investment income (loss)(B),(C)	(0.11)	0.02	0.07
Net realized and unrealized gain (loss)	(1.02)	0.33	0.27
Total operations	(1.13)	0.35	0.34
Distributions
From net investment income	(0.02)	(0.02)	–
From net realized gains	–	(0.03)	–
Total distributions	(0.02)	(0.05)	–
Net asset value
End of year	$9.49	$10.64	$10.34
Total return(D)	(10.60)%	3.39%	3.40% (E)
Net assets end of year (000’s)	$8,886	$9,785	$7,065
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.37% (G)	1.00%	1.00% (H)
Before reimbursement/recaptured expense	1.33% (G)	1.05%	2.19% (H)
Net investment income (loss), to average net assets(C)	(1.04)%	0.22%	1.30% (H)
Portfolio turnover rate(I)	249%	718%	248% (E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,		Jul 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.60	$10.33	$10.00
Investment operations
Net investment income (loss)(B),(C)	(0.14)	0.05	0.23
Net realized and unrealized gain (loss)	(1.01)	0.26	0.10
Total operations	(1.15)	0.31	0.33
Distributions
From net investment income	(0.01)	(0.01)	–
From net realized gains	–	(0.03)	–
Total distributions	(0.01)	(0.04)	–
Net asset value
End of year	$9.44	$10.60	$10.33
Total return(D)	(10.81)%	3.10%	3.30% (E)
Net assets end of year (000’s)	$46,138	$33,169	$3,262
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.62% (G)	1.25%	1.25% (H)
Before reimbursement/recaptured expense	1.58% (G)	1.30%	2.44% (H)
Net investment income (loss), to average net assets(C)	(1.28)%	0.48%	4.57% (H)
Portfolio turnover rate(I)	249%	718%	248%(E)
(A)	Commenced operations on July 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $202, and $12 in other fees. The impact of this expense is 0.37%.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.90	$7.04	$5.00	$8.25	$7.86
Investment operations
Net investment income(A)	– (B)	0.01	0.01	0.02	0.01
Net realized and unrealized gain (loss)	(0.05)	0.85	2.04	(2.99)	0.86
Total operations	(0.05)	0.86	2.05	(2.97)	0.87
Distributions
From net investment income	(0.01)	– (B)	(0.01)	(0.01)	(0.01)
From net realized gains	–	–	–	(0.27)	(0.47)
Total distributions	(0.01)	– (B)	(0.01)	(0.28)	(0.48)
Net asset value
End of year	$7.84	$7.90	$7.04	$5.00	$8.25
Total return(C)	(0.63)%	12.26%	41.00%	(37.01)%	11.51%
Net assets end of year (000’s)	$751,136	$1,456,916	$476,900	$192,623	$161,847
Ratio and supplemental data
Expenses to average net assets	0.75%	0.78%	0.85%	0.86%	0.86%
Net investment income, to average net assets	0.06%	0.17%	0.16%	0.29%	0.16%
Portfolio turnover rate	53%	72%	76%	74%	72%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.78	$6.95	$4.94	$8.16	$7.79
Investment operations
Net investment loss(A)	(0.01)	(0.01)	(0.01)	– (B)	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.84	2.02	(2.95)	0.85
Total operations	(0.06)	0.83	2.01	(2.95)	0.84
Distributions
From net investment income	–	– (B)	–	–	–
From net realized gains	–	–	–	(0.27)	(0.47)
Total distributions	–	– (B)	–	(0.27)	(0.47)
Net asset value
End of year	$7.72	$7.78	$6.95	$4.94	$8.16
Total return(C)	(0.77)%	11.97%	40.69%	(37.11)%	11.28%
Net assets end of year (000’s)	$37,568	$34,487	$3,324	$695	$1,223
Ratio and supplemental data
Expenses to average net assets	1.00%	1.03%	1.10%	1.11%	1.11%
Net investment income (loss), to average net assets	(0.17)%	(0.07)%	(0.13)%	0.01%	(0.13)%
Portfolio turnover rate	53%	72%	76%	74%	72%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.62	$12.41	$11.95	$11.81	$11.66
Investment operations
Net investment income(A)	0.52	0.67	0.73	0.58	0.52
Net realized and unrealized gain	0.42	0.35	0.40	0.06	0.26
Total operations	0.94	1.02	1.13	0.64	0.78
Distributions
From net investment income	(0.56)	(0.81)	(0.58)	(0.50)	(0.63)
From net realized gains	(0.02)	–	(0.09)	–	–
Total distributions	(0.58)	(0.81)	(0.67)	(0.50)	(0.63)
Net asset value
End of year	$12.98	$12.62	$12.41	$11.95	$11.81

Total return(B)	7.53%	8.24%	9.58%	5.58%	6.85%
Net assets end of year (000’s)	$256,418	$169,683	$159,532	$135,307	$142,788
Ratio and supplemental data
Expenses to average net assets	0.57%	0.57%	0.57%	0.55%	0.58%
Net investment income, to average net assets	4.04%	5.24%	5.95%	4.88%	4.46%
Portfolio turnover rate	23%	25%	18%	28%	4%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.39	$13.11	$12.58	$12.43	$12.24
Investment operations
Net investment income(A)	0.51	0.68	0.74	0.58	0.52
Net realized and unrealized gain	0.45	0.37	0.43	0.06	0.27
Total operations	0.96	1.05	1.17	0.64	0.79
Distributions
From net investment income	(0.54)	(0.77)	(0.55)	(0.49)	(0.60)
From net realized gains	(0.02)	–	(0.09)	–	–
Total distributions	(0.56)	(0.77)	(0.64)	(0.49)	(0.60)
Net asset value
End of year	$13.79	$13.39	$13.11	$12.58	$12.43
Total return(B)	7.24%	7.99%	9.38%	5.25%	6.61%
Net assets end of year (000’s)	$55,709	$13,157	$16,511	$13,957	$11,460
Ratio and supplemental data
Expenses to average net assets	0.82%	0.82%	0.82%	0.80%	0.83%
Net investment income, to average net assets	3.69%	5.03%	5.73%	4.65%	4.21%
Portfolio turnover rate	23%	25%	18%	28%	4%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.76	$10.36	$8.15	$16.43	$16.35
Investment operations
Net investment income(A)	0.14	0.12	0.14	0.20	0.19
Net realized and unrealized gain (loss)	(0.06)	1.42	2.26	(5.49)	0.56
Total operations	0.08	1.54	2.40	(5.29)	0.75
Distributions
From net investment income	(0.15)	(0.14)	(0.19)	(0.23)	(0.21)
From net realized gains	–	–	–	(2.76)	(0.46)
Total distributions	(0.15)	(0.14)	(0.19)	(2.99)	(0.67)
Net asset value
End of year	$11.69	$11.76	$10.36	$8.15	$16.43
Total return(B)	0.74%	15.18%	29.59%	(37.35)%	4.54%
Net assets end of year (000’s)	$85,753	$109,894	$107,759	$83,543	$164,761
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.84%	0.84%	0.82%	0.81%
Before reimbursement/fee waiver	0.86%	0.85%	0.85%	0.82%	0.81%
Net investment income, to average net assets	1.17%	1.13%	1.57%	1.59%	1.13%
Portfolio turnover rate	166%	190%	117%	74%	55%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.79	$10.40	$8.17	$16.45	$16.37
Investment operations
Net investment income(A)	0.11	0.10	0.12	0.17	0.15
Net realized and unrealized gain (loss)	(0.06)	1.42	2.26	(5.50)	0.56
Total operations	0.05	1.52	2.38	(5.33)	0.71
Distributions
From net investment income	(0.13)	(0.13)	(0.15)	(0.19)	(0.17)
From net realized gains	–	–	–	(2.76)	(0.46)
Total distributions	(0.13)	(0.13)	(0.15)	(2.95)	(0.63)
Net asset value
End of year	$11.71	$11.79	$10.40	$8.17	$16.45
Total return(B)	0.47%	14.85%	29.32%	(37.52)%	4.30%
Net assets end of year (000’s)	$7,539	$7,542	$4,671	$3,116	$7,051
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.09%	1.09%	1.07%	1.06%
Before reimbursement/fee waiver	1.11%	1.10%	1.10%	1.07%	1.06%
Net investment income, to average net assets	0.94%	0.90%	1.32%	1.32%	0.88%
Portfolio turnover rate	166%	190%	117%	74%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.45	$11.16	$9.25	$15.79	$16.60
Investment operations
Net investment income(A)	0.16	0.15	0.18	0.19	0.19
Net realized and unrealized gain (loss)	0.10	2.37	2.22	(4.89)	0.29
Total operations	0.26	2.52	2.40	(4.70)	0.48
Distributions
From net investment income	(0.16)	(0.23)	(0.18)	(0.20)	(0.17)
From net realized gains	–	–	(0.31)	(1.64)	(1.12)
Total distributions	(0.16)	(0.23)	(0.49)	(1.84)	(1.29)
Net asset value
End of year	$13.55	$13.45	$11.16	$9.25	$15.79
Total return(B)	2.01%	22.99%	26.41%	(32.88)%	2.83%
Net assets end of year (000’s)	$176,354	$218,048	$238,019	$190,306	$336,861
Ratio and supplemental data
Expenses to average net assets	0.89%	0.89%	0.89%	0.88%	0.87%
Net investment income, to average net assets	1.13%	1.21%	1.85%	1.40%	1.10%
Portfolio turnover rate	40%	37%	34%	43%	45%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.42	$11.15	$9.22	$15.73	$16.54
Investment operations
Net investment income(A)	0.13	0.12	0.16	0.14	0.15
Net realized and unrealized gain (loss)	0.09	2.37	2.21	(4.87)	0.28
Total operations	0.22	2.49	2.37	(4.73)	0.43
Distributions
From net investment income	(0.15)	(0.22)	(0.13)	(0.14)	(0.12)
From net realized gains	–	–	(0.31)	(1.64)	(1.12)
Total distributions	(0.15)	(0.22)	(0.44)	(1.78)	(1.24)
Net asset value
End of year	$13.49	$13.42	$11.15	$9.22	$15.73
Total return(B)	1.73%	22.82%	26.12%	(33.08)%	2.53%
Net assets end of year (000’s)	$28,792	$12,579	$669	$161	$435
Ratio and supplemental data
Expenses to average net assets	1.14%	1.14%	1.14%	1.13%	1.12%
Net investment income, to average net assets	0.96%	1.02%	1.63%	1.08%	0.89%
Portfolio turnover rate	40%	37%	34%	43%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.69	$12.15	$13.37	$14.66	$15.40
Investment operations
Net investment income(A)	0.10	0.08	0.06	0.24	0.41
Net realized and unrealized gain (loss)	0.32	(0.08)	0.52	(0.85)	(0.50)
Total operations	0.42	– (B)	0.58	(0.61)	(0.09)
Distributions
From net investment income	(0.22)	(0.46)	(0.45)	(0.68)	(0.58)
From net realized gains	–	–	(1.35)	–	(0.07)
Total distributions	(0.22)	(0.46)	(1.80)	(0.68)	(0.65)
Net asset value
End of year	$11.89	$11.69	$12.15	$13.37	$14.66
Total return(C)	3.63%	(0.11)%	4.20%	(4.53)%	(0.48)%
Net assets end of year (000’s)	$135,804	$254,517	$285,979	$298,449	$401,656
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.84%	0.81%	0.82%
Net investment income, to average net assets	0.87%	0.69%	0.47%	1.64%	2.72%
Portfolio turnover rate	179%	210%	183%	290%	56%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.28	$12.74	$13.91	$15.20	$15.94
Investment operations
Net investment income(A)	0.18	0.06	0.05	0.21	0.38
Net realized and unrealized gain (loss)	0.24	(0.10)	0.52	(0.87)	(0.52)
Total operations	0.42	(0.04)	0.57	(0.66)	(0.14)
Distributions
From net investment income	(0.21)	(0.42)	(0.39)	(0.63)	(0.53)
From net realized gains	–	–	(1.35)	–	(0.07)
Total distributions	(0.21)	(0.42)	(1.74)	(0.63)	(0.60)
Net asset value
End of year	$12.49	$12.28	$12.74	$13.91	$15.20
Total return(C)	3.44%	(0.42)%	3.95%	(4.65)%	(0.70)%
Net assets end of year (000’s)	$97,933	$11,234	$13,590	$14,000	$25,139
Ratio and supplemental data
Expenses to average net assets	1.11%	1.11%	1.09%	1.06%	1.07%
Net investment income, to average net assets	1.45%	0.47%	0.31%	1.38%	2.48%
Portfolio turnover rate	179%	210%	183%	290%	56%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Service Class
May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.28
Net realized and unrealized loss	(0.55)
Total operations	(0.27)
Net asset value
End of year	$9.73
Total return(D)	(2.70)% (E)
Net assets end of year (000’s)	$10,975
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60% (G)
Before reimbursement/fee waiver	1.28% (G)
Net investment income, to average net assets(C)	4.37% (G)
Portfolio turnover rate(H)	21%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Service Class
May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.25
Net realized and unrealized loss	(0.28)
Total operations	(0.03)
Net asset value
End of year	$9.97
Total return(D)	(0.30)% (E)
Net assets end of year (000’s)	$8,159
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60% (G)
Before reimbursement/fee waiver	1.32% (G)
Net investment income, to average net assets(C)	3.79% (G)
Portfolio turnover rate(H)	30%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Service Class
May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B)	0.05
Net realized and unrealized gain	0.17
Total operations	0.22
Net asset value
End of year	$10.22
Total return(C)	2.20% (D)
Net assets end of year (000’s)	$12,559
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.35% (E)
Before reimbursement/fee waiver	1.93% (E)
Net investment income, to average net assets	0.69% (E)
Portfolio turnover rate	16%(D)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica Madison Large Cap Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Service Class
May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(B)	(0.01)
Net realized and unrealized loss	(0.71)
Total operations	(0.72)
Net asset value
End of year	$9.28
Total return(C)	(7.20)% (D)
Net assets end of year (000’s)	$1,753
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.30% (E)
Before reimbursement/fee waiver	6.50% (E)
Net investment loss, to average net assets	(0.21)% (E)
Portfolio turnover rate	39%(D)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica Madison Moderate Growth Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Service Class
May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.30
Net realized and unrealized loss	(0.75)
Total operations	(0.45)
Net asset value
End of year	$9.55
Total return(D)	(4.50)% (E)
Net assets end of year (000’s)	$1,064
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60% (G)
Before reimbursement/fee waiver	9.28% (G)
Net investment income, to average net assets(C)	4.74% (G)
Portfolio turnover rate(H)	40%(E)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the affiliated investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying affiliated funds.

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.01	$6.44	$4.98	$8.88	$10.03
Investment operations
Net investment income(A)	0.12	0.09	0.08	0.15	0.18
Net realized and unrealized gain (loss)	(0.82)	0.57	1.53	(3.04)	0.63
Total operations	(0.70)	0.66	1.61	(2.89)	0.81
Distributions
From net investment income	(0.09)	(0.09)	(0.15)	(0.13)	(1.00)
From net realized gains	–	–	–	(0.88)	(1.86)
Total distributions	(0.09)	(0.09)	(0.15)	(1.01)	(1.96)
Net asset value
End of year	$6.22	$7.01	$6.44	$4.98	$8.88
Total return(B)	(10.06)%	10.50%	32.68%	(35.29)%	9.15%
Net assets end of year (000’s)	$156,152	$190,625	$191,514	$167,025	$327,306
Ratio and supplemental data
Expenses to average net assets	1.04%	1.05%	1.08%	1.05%	1.05%
Net investment income, to average net assets	1.72%	1.36%	1.58%	2.03%	1.77%
Portfolio turnover rate	28%	25%	18%	26%	35%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$6.92	$6.36	$4.92	$8.80	$9.97
Investment operations
Net investment income(A)	0.10	0.07	0.06	0.12	0.12
Net realized and unrealized gain (loss)	(0.81)	0.57	1.51	(3.01)	0.66
Total operations	(0.71)	0.64	1.57	(2.89)	0.78
Distributions
From net investment income	(0.07)	(0.08)	(0.13)	(0.11)	(0.09)
From net realized gains	–	–	–	(0.88)	(1.86)
Total distributions	(0.07)	(0.08)	(0.13)	(0.99)	(1.95)
Net asset value
End of year	$6.14	$6.92	$6.36	$4.92	$8.80
Total return(B)	(10.22)%	10.30%	32.24%	(35.54)%	8.87%
Net assets end of year (000’s)	$20,788	$20,546	$13,324	$7,656	$14,658
Ratio and supplemental data
Expenses to average net assets	1.29%	1.30%	1.33%	1.30%	1.30%
Net investment income, to average net assets	1.45%	1.06%	1.17%	1.76%	1.27%
Portfolio turnover rate	28%	25%	18%	26%	35%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Morgan Stanley Active International Allocation VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.47	$10.81	$8.73	$17.16	$15.29
Investment operations
Net investment income(A)	0.17	0.13	0.15	0.28	0.29
Net realized and unrealized gain (loss)	(1.80)	0.75	2.10	(6.34)	2.05
Total operations	(1.63)	0.88	2.25	(6.06)	2.34
Distributions
From net investment income	(0.16)	(0.22)	(0.02)	(0.49)	(0.47)
From return of capital	–	–	(0.15)	(1.88)	–
Total distributions	(0.16)	(0.22)	(0.17)	(2.37)	(0.47)
Net asset value
End of year	$9.68	$11.47	$10.81	$8.73	$17.16
Total return(B)	(14.29)%	8.48%	25.88%	(38.83)%	15.60%
Net assets end of year (000’s)	$137,627	$117,320	$129,300	$120,650	$247,159
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.07%	1.07%	1.07%	1.02%
Before reimbursement/fee waiver	1.07%	1.06%	1.12%	1.09%	1.04%
Net investment income, to average net assets	1.55%	1.25%	1.66%	2.08%	1.75%
Portfolio turnover rate	46%	21%	38%	27%	27%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.42	$10.77	$8.70	$17.12	$15.28
Investment operations
Net investment income(A)	0.13	0.10	0.12	0.25	0.25
Net realized and unrealized gain (loss)	(1.79)	0.75	2.10	(6.33)	2.04
Total operations	(1.66)	0.85	2.22	(6.08)	2.29
Distributions
From net investment income	(0.13)	(0.20)	– (C)	(0.46)	(0.45)
From return of capital	–	–	(0.15)	(1.88)	–
Total distributions	(0.13)	(0.20)	(0.15)	(2.34)	(0.45)
Net asset value
End of year	$9.63	$11.42	$10.77	$8.70	$17.12
Total return(B)	(14.56)%	8.20%	25.68%	(39.05)%	15.27%
Net assets end of year (000’s)	$14,029	$16,401	$13,613	$9,046	$17,983
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%	1.32%	1.32%	1.32%	1.27%
Before reimbursement/fee waiver	1.32%	1.31%	1.37%	1.34%	1.29%
Net investment income, to average net assets	1.24%	0.96%	1.30%	1.84%	1.47%
Portfolio turnover rate	46%	21%	38%	27%	27%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than $(0.01) or $0.01.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.71	$9.28	$7.43	$13.88	$14.73
Investment operations
Net investment income (loss)(A)	(0.01)	– (B)	0.07	0.18	0.16
Net realized and unrealized gain (loss)	(0.67)	2.52	1.99	(4.67)	(0.01)
Total operations	(0.68)	2.52	2.06	(4.49)	0.15
Distributions
From net investment income	–	(0.09)	(0.21)	(0.21)	(0.20)
From net realized gains	–	–	–	(1.75)	(0.80)
Total distributions	–	(0.09)	(0.21)	(1.96)	(1.00)
Net asset value
End of year	$11.03	$11.71	$9.28	$7.43	$13.88
Total return(C)	(5.81)%	27.44%	27.91%	(36.36)%	1.04%
Net assets end of year (000’s)	$151,683	$179,705	$156,691	$146,079	$297,425
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.86%	0.87%
Before reimbursement/fee waiver	0.91%	0.91%	0.90%	0.86%	0.87%
Net investment income (loss), to average net assets	(0.05)%	–% (D)	0.94%	1.62%	1.11%
Portfolio turnover rate	105% (E)	44%	131%	35%	15%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.69	$9.27	$7.41	$13.83	$14.69
Investment operations
Net investment income (loss)(A)	(0.03)	(0.02)	0.05	0.15	0.13
Net realized and unrealized gain (loss)	(0.67)	2.51	1.98	(4.66)	(0.02)
Total operations	(0.70)	2.49	2.03	(4.51)	0.11
Distributions
From net investment income	–	(0.07)	(0.17)	(0.16)	(0.17)
From net realized gains	–	–	–	(1.75)	(0.80)
Total distributions	–	(0.07)	(0.17)	(1.91)	(0.97)
Net asset value
End of year	$10.99	$11.69	$9.27	$7.41	$13.83
Total return(C)	(5.99)%	27.09%	27.57%	(36.54)%	0.77%
Net assets end of year (000’s)	$12,591	$8,575	$5,301	$4,065	$11,910
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15%	1.15%	1.15%	1.11%	1.12%
Before reimbursement/fee waiver	1.16%	1.16%	1.15%	1.11%	1.12%
Net investment income (loss), to average net assets	(0.28)%	(0.26)%	0.66%	1.35%	0.86%
Portfolio turnover rate	105% (E)	44%	131%	35%	15%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01)% or 0.01%.
(E)	Increase in portfolio turnover rate was triggered by a change in the fund's sub–adviser.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$29.20	$21.82	$13.59	$25.83	$21.08
Investment operations
Net investment income(A)	0.01	0.09	0.03	– (B)	0.11
Net realized and unrealized gain (loss)	(1.98)	7.32	8.20	(11.80)	4.64
Total operations	(1.97)	7.41	8.23	(11.80)	4.75
Distributions
From net investment income	(0.10)	(0.03)	–	(0.44)	–
Total distributions	(0.10)	(0.03)	–	(0.44)	–
Net asset value
End of year	$27.13	$29.20	$21.82	$13.59	$25.83
Total return(C)	(6.77)%	33.90%	60.56%	(46.29)%	22.53%
Net assets end of year (000’s)	$648,157	$550,593	$437,513	$294,219	$648,069
Ratio and supplemental data
Expenses to average net assets	0.89%	0.90%	0.93%	0.87%	0.89%
Net investment income, to average net assets	0.04%	0.37%	0.16%	0.03%	0.47%
Portfolio turnover rate	41%	43%	35%	39%	76%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$28.77	$21.52	$13.44	$25.56	$20.91
Investment operations
Net investment income (loss)(A)	(0.05)	0.04	(0.01)	(0.05)	0.05
Net realized and unrealized gain (loss)	(1.96)	7.21	8.09	(11.68)	4.60
Total operations	(2.01)	7.25	8.08	(11.73)	4.65
Distributions
From net investment income	(0.07)	– (B)	–	(0.39)	–
Total distributions	(0.07)	– (B)	–	(0.39)	–
Net asset value
End of year	$26.69	$28.77	$21.52	$13.44	$25.56
Total return(C)	(7.01)%	33.58%	60.12%	(46.44)%	22.24%
Net assets end of year (000’s)	$85,691	$27,104	$10,729	$4,363	$12,057
Ratio and supplemental data
Expenses to average net assets	1.14%	1.15%	1.18%	1.12%	1.14%
Net investment income (loss), to average net assets	(0.19)%	0.19%	(0.60)%	(0.22)%	0.21%
Portfolio turnover rate	41%	43%	35%	39%	76%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.68	$10.27	$8.38	$13.70	$12.25
Investment operations
Net investment income(A)	0.23	0.41	0.21	0.22	0.19
Net realized and unrealized gain (loss)	0.27	2.05	1.97	(4.36)	1.47
Total operations	0.50	2.46	2.18	(4.14)	1.66
Distributions
From net investment income	(0.31)	(0.05)	(0.16)	(0.21)	(0.15)
From net realized gains	–	–	(0.13)	(0.97)	(0.06)
Total distributions	(0.31)	(0.05)	(0.29)	(1.18)	(0.21)
Net asset value
End of year	$12.87	$12.68	$10.27	$8.38	$13.70
Total return(B)	4.04%	24.12%	26.30%	(32.40)%	13.61%
Net assets end of year (000’s)	$276,623	$292,510	$45,319	$36,361	$81,632
Ratio and supplemental data
Expenses to average net assets	0.87%	0.87%	0.91%	0.90%	0.89%
Net investment income, to average net assets	1.72%	3.75%	2.26%	1.89%	1.49%
Portfolio turnover rate	245% (C)	69%	82%	67%	60%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.57	$10.19	$8.33	$13.64	$12.21
Investment operations
Net investment income(A)	0.19	0.34	0.18	0.19	0.16
Net realized and unrealized gain (loss)	0.27	2.08	1.96	(4.34)	1.46
Total operations	0.46	2.42	2.14	(4.15)	1.62
Distributions
From net investment income	(0.29)	(0.04)	(0.15)	(0.19)	(0.13)
From net realized gains	–	–	(0.13)	(0.97)	(0.06)
Total distributions	(0.29)	(0.04)	(0.28)	(1.16)	(0.19)
Net asset value
End of year	$12.74	$12.57	$10.19	$8.33	$13.64
Total return(B)	3.75%	23.88%	25.94%	(32.57)%	13.38%
Net assets end of year (000’s)	$148,082	$122,000	$56,181	$22,473	$20,711
Ratio and supplemental data
Expenses to average net assets	1.12%	1.12%	1.16%	1.15%	1.14%
Net investment income, to average net assets	1.49%	3.11%	1.98%	1.71%	1.25%
Portfolio turnover rate	245% (C)	69%	82%	67%	60%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund's sub-adviser.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Multi Managed Large Cap Core VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$15.52	$13.12	$9.09	$19.04	$18.73
Investment operations
Net investment income(A)	0.13	0.11	0.10	0.18	0.19
Net realized and unrealized gain (loss)	(0.48)	2.38	4.02	(7.25)	1.50
Total operations	(0.35)	2.49	4.12	(7.07)	1.69
Distributions
From net investment income	(0.12)	(0.09)	(0.09)	(0.23)	(0.19)
From return of capital	–	–	–	(2.65)	(1.19)
Total distributions	(0.12)	(0.09)	(0.09)	(2.88)	(1.38)
Net asset value
End of year	$15.05	$15.52	$13.12	$9.09	$19.04
Total return(B)	(2.27)%	19.17%	45.41%	(42.08)%	9.25%
Net assets end of year (000’s)	$187,862	$206,764	$1,996,996	$73,100	$153,192
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.82%	0.84%	0.84%	0.83%	0.82%
Before reimbursement/fee waiver	0.82%	0.83%	0.85%	0.83%	0.82%
Net investment income, to average net assets	0.82%	0.79%	0.91%	1.20%	0.97%
Portfolio turnover rate	27%	27%	73%	37%	37%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$15.79	$13.36	$9.27	$19.36	$19.04
Investment operations
Net investment income(A)	0.09	0.07	0.07	0.14	0.15
Net realized and unrealized gain (loss)	(0.49)	2.43	4.10	(7.38)	1.51
Total operations	(0.40)	2.50	4.17	(7.24)	1.66
Distributions
From net investment income	(0.09)	(0.07)	(0.08)	(0.20)	(0.15)
From return of capital	–	–	–	(2.65)	(1.19)
Total distributions	(0.09)	(0.07)	(0.08)	(2.85)	(1.34)
Net asset value
End of year	$15.30	$15.79	$13.36	$9.27	$19.36
Total return(B)	(2.53)%	18.87%	45.09%	(42.20)%	8.94%
Net assets end of year (000’s)	$18,801	$16,733	$12,453	$1,852	$1,878
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.09%	1.09%	1.08%	1.06%
Before reimbursement/fee waiver	1.07%	1.08%	1.10%	1.08%	1.06%
Net investment income, to average net assets	0.58%	0.54%	0.65%	0.98%	0.74%
Portfolio turnover rate	27%	27%	73%	37%	37%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica PIMCO Real Return TIPS VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period	Initial Class	Service Class
	May 1 to Dec 31, 2011(A)	May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00	$10.00
Investment operations
Net investment income(B)	0.14	0.01
Net realized and unrealized gain	0.64	0.76
Total operations	0.78	0.77
Net asset value
End of year	$10.78	$10.77
Total return(C)	7.80% (D)	7.70% (D)
Net assets end of year (000’s)	$10,786	$65,093
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90% (E)	1.15% (E)
Before reimbursement/fee waiver	0.92% (E)	1.17% (E)
Net investment income, to average net assets	0.90% (E)	0.06% (E)
Portfolio turnover rate	384% (D)	384%(D)
(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.58	$11.25	$10.66	$11.65	$10.98
Investment operations
Net investment income(A)	0.30	0.36	0.52	0.55	0.50
Net realized and unrealized gain (loss)	0.42	0.46	1.16	(0.86)	0.46
Total operations	0.72	0.82	1.68	(0.31)	0.96
Distributions
From net investment income	(0.29)	(0.47)	(0.73)	(0.51)	(0.29)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	– (B)
Total distributions	(0.59)	(0.49)	(1.09)	(0.68)	(0.29)
Net asset value
End of year	$11.71	$11.58	$11.25	$10.66	$11.65
Total return(C)	6.27%	7.19%	16.03%	(2.79)%	8.95%
Net assets end of year (000’s)	$2,483,136	$1,851,891	$1,365,123	$1,213,602	$1,292,286
Ratio and supplemental data
Expenses to average net assets	0.68%	0.69%	0.70%	0.70%	0.70%
Net investment income, to average net assets	2.57%	3.05%	4.62%	4.87%	4.47%
Portfolio turnover rate	139%	418%	729%	740%	728%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.54	$11.23	$10.66	$11.67	$11.00
Investment operations
Net investment income(A)	0.27	0.33	0.48	0.51	0.47
Net realized and unrealized gain (loss)	0.41	0.46	1.17	(0.85)	0.47
Total operations	0.68	0.79	1.65	(0.34)	0.94
Distributions
From net investment income	(0.27)	(0.46)	(0.72)	(0.50)	(0.27)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	– (B)
Total distributions	(0.57)	(0.48)	(1.08)	(0.67)	(0.27)
Net asset value
End of year	$11.65	$11.54	$11.23	$10.66	$11.67
Total return(C)	5.95%	6.93%	15.75%	(3.07)%	8.80%
Net assets end of year (000’s)	$696,656	$477,398	$248,133	$65,268	$32,336
Ratio and supplemental data
Expenses to average net assets	0.93%	0.94%	0.95%	0.95%	0.95%
Net investment income, to average net assets	2.33%	2.80%	4.28%	4.55%	4.23%
Portfolio turnover rate	139%	418%	729%	740%	728%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01).
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$4.16	$5.68	$10.00
Investment operations
Net investment loss(B),(C)	(0.05)	(0.07)	(0.05)
Net realized and unrealized loss	(0.78)	(1.45)	(4.27)
Total operations	(0.83)	(1.52)	(4.32)
Net asset value
End of year	$3.33	$4.16	$5.68
Total return(D)	(19.95)%	(26.76)%	(43.20)% (E)
Net assets end of year (000’s)	$143,971	$13,414	$995
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.23%	1.23%	1.23% (G)
Before reimbursement/ recaptured expense	1.19%	1.29%	12.53% (G)
Net investment loss, to average net assets(C)	(1.21)%	(1.22)%	(1.21)% (G)
Portfolio turnover rate	–%	–%	–%(E)
(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the affiliated investment companies in which the fund invests.
(G)	Annualized.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$20.87	$16.14	$11.60	$22.10	$19.58
Investment operations
Net investment income(A)	0.10	0.02	0.14	0.28	0.34
Net realized and unrealized gain (loss)	(0.66)	4.84	4.84	(8.43)	4.35
Total operations	(0.56)	4.86	4.98	(8.15)	4.69
Distributions
From net investment income	(0.03)	(0.13)	(0.44)	(0.29)	(0.21)
From net realized gains	–	–	–	(2.06)	(1.96)
Total distributions	(0.03)	(0.13)	(0.44)	(2.35)	(2.17)
Net asset value
End of year	$20.28	$20.87	$16.14	$11.60	$22.10
Total return(B)	(2.66)%	30.41%	43.21%	(40.86)%	24.74%
Net assets end of year (000’s)	$223,957	$261,291	$222,235	$175,980	$463,795
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.89%	0.86%	0.88%	0.86%	0.85%
Before reimbursement/fee waiver	0.90%	0.86%	0.88%	0.86%	0.85%
Net investment income, to average net assets	0.50%	0.10%	1.03%	1.52%	1.57%
Portfolio turnover rate	174% (C)	62%	89%	60%	18%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$20.67	$16.01	$11.49	$21.94	$19.48
Investment operations
Net investment income (loss)(A)	0.06	(0.03)	0.12	0.23	0.27
Net realized and unrealized gain (loss)	(0.65)	4.80	4.78	(8.36)	4.33
Total operations	(0.59)	4.77	4.90	(8.13)	4.60
Distributions
From net investment income	(0.01)	(0.11)	(0.38)	(0.26)	(0.18)
From net realized gains	–	–	–	(2.06)	(1.96)
Total distributions	(0.01)	(0.11)	(0.38)	(2.32)	(2.14)
Net asset value
End of year	$20.07	$20.67	$16.01	$11.49	$21.94
Total return(B)	(2.86)%	30.05%	42.90%	(41.05)%	24.39%
Net assets end of year (000’s)	$70,318	$61,569	$24,407	$12,628	$31,226
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.14%	1.11%	1.13%	1.11%	1.10%
Before reimbursement/fee waiver	1.15%	1.11%	1.13%	1.11%	1.10%
Net investment income (loss), to average net assets	0.29%	(0.15)%	0.91%	1.29%	1.27%
Portfolio turnover rate	174% (C)	62%	89%	60%	18%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund's sub–adviser.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.45	$7.03	$5.27	$10.27	$10.36
Investment operations
Net investment loss(A)	(0.04)	(0.01)	(0.01)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.20	2.43	2.02	(3.04)	1.03
Total operations	0.16	2.42	2.01	(3.05)	0.99
Distributions
From net realized gains	–	–	(0.25)	(1.95)	(1.08)
Total distributions	–	–	(0.25)	(1.95)	(1.08)
Net asset value
End of year	$9.61	$9.45	$7.03	$5.27	$10.27
Total return(B)	1.69%	34.42%	38.70%	(36.25)%	9.61%
Net assets end of year (000’s)	$151,443	$166,206	$128,238	$102,260	$224,187
Ratio and supplemental data
Expenses to average net assets	0.84%	0.84%	0.88%	0.83%	0.82%
Net investment loss, to average net assets	(0.42)%	(0.12)%	(0.26)%	(0.13)%	(0.40)%
Portfolio turnover rate	35%	34%	34%	30%	45%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.25	$6.90	$5.19	$10.14	$10.25
Investment operations
Net investment loss(A)	(0.06)	(0.02)	(0.03)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	0.20	2.37	1.99	(3.00)	1.01
Total operations	0.14	2.35	1.96	(3.03)	0.94
Distributions
From net realized gains	–	–	(0.25)	(1.92)	(1.05)
Total distributions	–	–	(0.25)	(1.92)	(1.05)
Net asset value
End of year	$9.39	$9.25	$6.90	$5.19	$10.14
Total return(B)	1.51%	34.06%	38.33%	(36.40)%	9.27%
Net assets end of year (000’s)	$50,137	$34,204	$14,382	$7,434	$16,329
Ratio and supplemental data
Expenses to average net assets	1.09%	1.09%	1.13%	1.08%	1.07%
Net investment loss, to average net assets	(0.67)%	(0.32)%	(0.48)%	(0.38)%	(0.64)%
Portfolio turnover rate	35%	34%	34%	30%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Third Avenue Value VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.99	$10.72	$8.50	$21.75	$26.33
Investment operations
Net investment income(A)	0.10	0.09	0.13	0.17	0.27
Net realized and unrealized gain (loss)	(1.79)	1.49	2.78	(7.09)	0.07
Total operations	(1.69)	1.58	2.91	(6.92)	0.34
Distributions
From net investment income	(0.60)	(0.31)	–	(0.70)	(1.07)
From net realized gains	–	–	(0.69)	(5.63)	(3.85)
Total distributions	(0.60)	(0.31)	(0.69)	(6.33)	(4.92)
Net asset value
End of year	$9.70	$11.99	$10.72	$8.50	$21.75
Total return(B)	(14.33)%	15.43%	34.88%	(41.15)%	1.20%
Net assets end of year (000’s)	$129,351	$173,877	$185,277	$160,338	$358,128
Ratio and supplemental data
Expenses to average net assets	0.90%	0.90%	0.92%	0.88%	0.87%
Net investment income, to average net assets	0.88%	0.82%	1.36%	1.06%	1.05%
Portfolio turnover rate	7%	4%	8%	13%	13%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.96	$10.69	$8.50	$21.70	$26.30
Investment operations
Net investment income(A)	0.07	0.06	0.10	0.14	0.19
Net realized and unrealized gain (loss)	(1.78)	1.50	2.78	(7.09)	0.08
Total operations	(1.71)	1.56	2.88	(6.95)	0.27
Distributions
From net investment income	(0.56)	(0.29)	–	(0.62)	(1.02)
From net realized gains	–	–	(0.69)	(5.63)	(3.85)
Total distributions	(0.56)	(0.29)	(0.69)	(6.25)	(4.87)
Net asset value
End of year	$9.69	$11.96	$10.69	$8.50	$21.70
Total return(B)	(14.49)%	15.16%	34.52%	(41.28)%	0.94%
Net assets end of year (000’s)	$11,752	$17,763	$19,759	$16,916	$52,218
Ratio and supplemental data
Expenses to average net assets	1.15%	1.15%	1.17%	1.13%	1.12%
Net investment income, to average net assets	0.66%	0.58%	1.12%	0.83%	0.74%
Portfolio turnover rate	7%	4%	8%	13%	13%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica WMC Diversified Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$22.46	$19.18	$14.98	$28.90	$25.95
Investment operations
Net investment income(A)	0.09	0.08	0.10	0.15	0.05
Net realized and unrealized gain (loss)	(0.93)	3.31	4.26	(13.09)	4.07
Total operations	(0.84)	3.39	4.36	(12.94)	4.12
Distributions
From net investment income	(0.09)	(0.11)	(0.16)	(0.06)	(0.01)
From net realized gains	–	–	–	(0.92)	(1.16)
Total distributions	(0.09)	(0.11)	(0.16)	(0.98)	(1.17)
Net asset value
End of year	$21.53	$22.46	$19.18	$14.98	$28.90
Total return(B)	(3.73)%	17.81%	29.20%	(46.00)%	16.29%
Net assets end of year (000’s)	$2,094,538	$1,932,732	$1,727,961	$1,442,534	$2,938,220
Ratio and supplemental data
Expenses to average net assets	0.77%	0.78%	0.79%	0.76%	0.76%
Net investment income, to average net assets	0.39%	0.42%	0.63%	0.63%	0.18%
Portfolio turnover rate	57%	134% (C)	43%	33%	38%
For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$22.23	$18.99	$14.80	$28.59	$25.73
Investment operations
Net investment income (loss)(A)	0.03	0.03	0.06	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.91)	3.27	4.21	(12.95)	4.04
Total operations	(0.88)	3.30	4.27	(12.87)	4.02
Distributions
From net investment income	(0.07)	(0.06)	(0.08)	–	–
From net realized gains	–	–	–	(0.92)	(1.16)
Total distributions	(0.07)	(0.06)	(0.08)	(0.92)	(1.16)
Net asset value
End of year	$21.28	$22.23	$18.99	$14.80	$28.59
Total return(B)	(3.93)%	17.48%	28.90%	(46.17)%	16.04%
Net assets end of year (000’s)	$140,397	$118,730	$29,463	$23,553	$69,701
Ratio and supplemental data
Expenses to average net assets	1.02%	1.03%	1.04%	1.01%	1.01%
Net investment income (loss), to average net assets	0.15%	0.17%	0.37%	0.35%	(0.07)%
Portfolio turnover rate	57%	134% (C)	43%	33%	38%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund's objectives.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica WMC Diversified Growth II VP

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.26	$6.16	$4.70	$10.32	$9.50
Investment operations
Net investment income(A)	0.07	0.06	0.06	0.09	0.06
Net realized and unrealized gain (loss)	(0.20)	1.10	1.48	(4.28)	1.55
Total operations	(0.13)	1.16	1.54	(4.19)	1.61
Distributions
From net investment income	(0.07)	(0.06)	(0.08)	(0.07)	(0.05)
From net realized gains	–	–	–	(1.36)	(0.74)
Total distributions	(0.07)	(0.06)	(0.08)	(1.43)	(0.79)
Net asset value
End of year	$7.06	$7.26	$6.16	$4.70	$10.32
Total return(B)	(1.76)%	19.08%	32.95%	(45.59)%	17.72%
Net assets end of year (000’s)	$13,139	$14,466	$14,019	$10,956	$21,551
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.81%	1.01%	0.56%	0.47%	0.47%
Net investment income, to average net assets	0.89%	0.93%	1.07%	1.08%	0.64%
Portfolio turnover rate	53%	142% (C)	46%	32%	47%
(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund's objectives.
Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Series Trust
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2012, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Additional information about the portfolios’ investments is available in the portfolios’ annual and semi-annual reports to shareholders.
Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call or write to Transamerica Series Trust at the phone number or address above or visit Transamerica Series Trust’s website at www.transamericaseriestrust.com. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.
www.transamericaseriestrust.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Series Trust is 811-04419.